Tax Free Mutual Funds


                                                                       VOYAGER


-----------------------------                                   --------------
Arizona Tax Free Funds

California Tax Free Funds

Colorado Tax Free Funds

Florida Tax Free Funds

Idaho Tax Free Fund

Iowa Tax Free Fund

Kansas Tax Free Fund

Minnesota Tax Free Funds

Missouri Insured Tax Free Fund

New Mexico Tax Free Fund

New York Tax Free Fund

North Dakota Tax Free Fund

Oregon Insured Tax Free Fund

Utah Tax Free Fund

Washington Insured Tax Free Fund

Wisconsin Tax Free Fund



Voyageur Funds (Not part of prospectus); dated May 1, 1997.

T a b l e  o f  C o n t e n t s


                         Fees and Expenses

                         Financial Highlights
                         The Funds

                         Investment Objectives and Policies

                         Risks and Special Investment Considerations
                         Investment Restrictions

                         How to Purchase Shares

                         How to Sell Shares
                         Reinstatement Privilege

                         Exchange Privilege

                         Management
                         Determination of Net Asset Value

                         Distributions to Shareholders and Taxes

                         Investment Performance
                         General Information







Voyageur Funds (Not part of prospectus); dated May 1, 1997.

Prospectus

Dated May 1, 1997

Each fund listed on this page (individually, a "Fund" and together, the "Funds") is a series of an open end management investment company, commonly referred to as a mutual fund. Three styles of funds are contained in this combined Prospectus: limited term tax free funds (the "Limited Term Tax Free Funds"), longer term tax free funds (the "Tax Free Funds") and longer term insured tax free funds (the "Insured Funds"). The investment objective of each Limited Term Tax Free Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax Free Fund and Insured Fund is expected to be approximately 15 to 25 years. There is no assurance that any Fund will achieve its investment objective.


Voyageur Arizona Limited Term Tax Free Fund             Voyageur Minnesota Limited Term Tax Free Fund(1)
Voyageur Arizona Insured Tax Free Fund(1)               Voyageur Minnesota Insured Fund(1)
Voyageur Arizona Tax Free Fund                          Voyageur Minnesota Tax Free Fund(1)
Voyageur California Limited Term Tax Free Fund          Voyageur Missouri Insured Tax Free Fund
Voyageur California Insured Tax Free Fund(1)            Voyageur New Mexico Tax Free Fund
Voyageur California Tax Free Fund                       Voyageur New York Tax Free Fund
Voyageur Colorado Limited Term Tax Free Fund            Voyageur North Dakota Tax Free Fund
Voyageur Colorado Tax Free Fund(1)                      Voyageur Oregon Insured Tax Free Fund
Voyageur Florida Limited Term Tax Free Fund             Voyageur Utah Tax Free Fund
Voyageur Florida Insured Tax Free Fund(1)               Voyageur Washington Insured Tax Free Fund
Voyageur Florida Tax Free Fund                          Voyageur Wisconsin Tax Free Fund
Voyageur Idaho Tax Free Fund
Voyageur Iowa Tax Free Fund
Voyageur Kansas Tax Free Fund

(1) Diversified Series

Each Fund's investment adviser is either Voyageur Fund Managers, Inc. ("Voyageur") or Delaware Management Company, Inc. ("Delaware") as outlined below under "Management." Voyageur and Delaware may be referred to individually or collectively as the "Adviser." The address of Voyageur and Delaware is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 and the address of the Funds is 1818 Market Street, Philadelphia, Pennsylvania 19103.


         AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE APPLICABLE FUND'S NET ASSET VALUE.


         This Prospectus sets forth certain information about the Funds that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. The Funds have filed a Statement of Additional Information (dated April 28, 1997) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone (800-523-4640) and is incorporated by reference herein in its entirety.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         The Funds offer investors a choice among classes of shares which offer different sales charges and bear different expenses. These alternatives permit an





1 VOYAGEUR FUNDS (PROSPECTUS)
investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Class A Shares

An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million or sales subject to special promotions identified from time to time by the Funds' distributor which in either case are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a Rule 12b-1 fee payable at an annual rate of .25% of a Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."


Class B Shares
Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of a Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

Class C Shares

Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares of each Fund will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

         The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. The Funds' transfer agent will treat orders for Class B shares for $250,000 or more as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.


SHARES OF THE FUNDS COVERED BY THIS PROSPECTUS ARE NOT REGISTERED IN ALL STATES. SHARES THAT ARE NOT REGISTERED IN ONE OR MORE STATES ARE NOT BEING OFFERED AND SOLD IN SUCH STATES.





2 VOYAGEUR FUNDS (PROSPECTUS)

FEES AND EXPENSES


                                                                                                          EXAMPLE OF EXPENSES
                                                                                                       AN INVESTOR IN A VOYAGEUR
                                                       ANNUAL FUND OPERATING EXPENSES                        FUND WOULD PAY
                                 SHAREHOLDER                AS A PERCENTAGE OF                            THE FOLLOWING DOLLAR
                                 TRANSACTION                AVERAGE NET ASSETS          TOTAL FUND       AMOUNT OF EXPENSES ON
                                   EXPENSES               AFTER FEE WAIVERS AND        OPERATING         A $1,000 INVESTMENT
                            ----------------------      REIMBURSEMENT ARRANGEMENTS      EXPENSES           ASSUMING (a) A 5%
                             MAXIMUM                ----------------------------------  WITHOUT           ANNUAL RETURN AND
                            FRONT END    MAXIMUM                               TOTAL   VOLUNTARY      (b) REDEMPTION AT THE END
                           SALES LOAD     CDSC      MANAGE-                     FUND   WAIVER AND          OF EACH PERIOD
                           IMPOSED ON  IMPOSED ON    MENT    12B-1    OTHER   OPERATING REIMBURS- ----------------------------------
VOYAGEUR FUNDS(4)           PURCHASES  REDEMPTIONS    FEE     FEE    EXPENSES EXPENSES  EMENT(5)  1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
STATE LONG TERM FUNDS
Arizona Tax Free - Class A    3.75%      1.00%(2)      0%     0.25%     0.21%   0.46%     1.25%      $42      $52      $62    $ 93
Arizona Tax Free - Class B     N/A(1)    5.00          0      0.90      0.21    1.11      2.00       613       75(3)    81(3)  117
Arizona Tax Free - Class C     N/A(1)    1.00          0      1.00      0.21    1.21      2.00       223       38       66     147
California Tax Free - Class A 3.75       1.00(2)       0      0.25      0.02    0.27      1.25        40       46       52      71
California Tax Free - Class B  N/A(1)    5.00          0      0.48      0.02    0.50      2.00       553       56(3)    48(3)   56
California Tax Free - Class C  N/A(1)    1.00          0      0.76      0.02    0.78      2.00       183       25       43      97
Colorado Tax Free - Class A   3.75       1.00(2)    0.50      0.12      0.16    0.78      0.91        45       61       79     130
Colorado Tax Free - Class B    N/A(1)    5.00       0.50      0.92      0.16    1.58      1.65        66(3)    90(3)   106(3)  166
Colorado Tax Free - Class C    N/A(1)    1.00       0.50      1.00      0.16    1.66      1.66        27(3)    52       90     197
Florida Tax Free - Class A    3.75       1.00(2)       0      0.25      0.08    0.33      1.25        41       48       55      78
Florida Tax Free - Class B     N/A(1)     5.00          0      0.60      0.16    0.76      2.00        58(3)    64(3)    62(3)   82
Florida Tax Free - Class C     N/A(1)    1.00          0      1.00      0.15    1.15      2.00        22(3)    37       63     140
Idaho Tax Free - Class A      3.75       1.00(2)       0      0.25      0.35    0.60      1.10        43       56       70     110
Idaho Tax Free - Class B       N/A(1)    5.00          0      0.75      0.36    1.11      1.85        61(3)    75(3)    81(3)  121
Idaho Tax Free - Class C       N/A(1)    1.00          0      1.00      0.33    1.33      1.82        24(3)    42       73     160
Iowa Tax Free - Class A       3.75       1.00(2)    0.49      0.12      0.31    0.92      1.06        47       66       87     146
Iowa Tax Free - Class B        N/A(1)    5.00       0.49      0.81      0.31    1.61      1.81        66(3)    91(3)   108(3   172
Iowa Tax Free - Class C        N/A(1)    1.00       0.49      0.95      0.31    1.75      1.81        28(3)    55       95     206
Kansas Tax Free - Class A     3.75       1.00(2)    0.25      0.12      0.46    0.83      1.21        46       63       82     136
Kansas Tax Free - Class B      N/A(1)    5.00       0.25      0.86      0.50    1.61      2.00        66(3)    91(3)   108(3)  170
Kansas Tax Free - Class C      N/A(1)    1.00       0.25      1.00      0.52    1.77      2.00        28(3)    56       96     208
Minnesota Tax Free - Class A  3.75       1.00(2)    0.50      0.25      0.17    0.92      0.92        47       66       87     146
Minnesota Tax Free - Class B   N/A(1)    5.00       0.50      0.83      0.17    1.50      1.67        65(3)    87(3)   102(3)  163
Minnesota Tax Free - Class C   N/A(1)    1.00       0.50      1.00      0.17    1.67      1.67        27(3)    53       91     198
New Mexico Tax Free - Class A 3.75       1.00(2)    0.50      0.06      0.32    0.88      1.07        46       65       84     142
New Mexico Tax Free - Class B  N/A(1)    5.00       0.50      0.79      0.32    1.61      1.82        66(3)    913     108(3)  171
New Mexico Tax Free - Class C  N/A(1)    1.00       0.50      0.91      0.33    1.74      1.83        28(3)    55       94     205
New York Tax Free - Class A   3.75       1.00(2)       0      0.13      0.84    0.97      1.12        47       67       89     152
New York Tax Free - Class B    N/A(1)    5.00          0      1.00      0.87    1.87      2.00        69(3)    99(3)   121(3)  195
New York Tax Free - Class C    N/A(1)    1.00          0      1.00      0.84    1.84      2.00        29(3)    58      100     216
North Dakota Tax Free -
  Class A                     3.75       1.00(2)    0.50      0.05      0.33    0.88      1.08        46       65       84     142
North Dakota Tax Free -
  Class B                      N/A(1)    5.00       0.50      0.53      0.33    1.36      1.83        64(3)    83(3)    94(3)  150
North Dakota Tax Free -
  Class C                      N/A(1)    1.00       0.50      0.92      0.33    1.75      1.75        28(3)    55       95     206
Utah Tax Free - Class A       3.75       1.00(2)       0      0.03      0.65    0.68      1.25        44       58       74     119
Utah Tax Free - Class B        N/A(1)    5.00          0      0.80      0.66    1.46      2.00        65(3)    86(3)   100(3)  153
Utah Tax Free - Class C        N/A(1)    1.00          0      1.00      0.65    1.65      2.00        27(3)    52       90     195
Wisconsin Tax Free - Class A  3.75       1.00(2)    0.46      0.18      0.34    0.98      1.09        47       68       90     153
Wisconsin Tax Free - Class B   N/A(1)    5.00       0.46      0.84      0.36    1.66      1.85        67(3)    92(3)   110(3)  178
Wisconsin Tax Free - Class C   N/A(1)    1.00       0.46      0.96      0.33    1.75      1.83        28(3)    55       95     206

STATE INSURED FUNDS
Arizona Insured - Class A     3.75       1.00(2)    0.50      0.12      0.20    0.82      0.95        46       63       81     135
Arizona Insured - Class B      N/A(1)    5.00       0.50      0.89      0.20    1.59      1.70        66(3)    90(3)   107(3)  168
Arizona Insured - Class C      N/A(1)    1.00       0.50      1.00      0.20    1.70      1.70        27(3)    54       92     201
California Insured - Class A  3.75       1.00(2)    0.31      0.25      0.26    0.82      1.01        46       63       81     135
California Insured - Class B   N/A(1)    5.00       0.31      0.65      0.25    1.21      1.76        62(3)    78(3)    86(3)  136
California Insured - Class C   N/A(1)    1.00       0.31      1.00      0.27    1.58      1.77        26(3)    50       86     188
Colorado Insured - Class A    3.75       1.00(2)    0.50      0.25      0.25    1.00      1.25        47       68       91     155
Colorado Insured - Class B     N/A(1)    5.00       0.50      1.00      0.25    1.75      2.00        68(3)    95(3)   115(3)  186
Colorado Insured - Class C     N/A(1)    1.00       0.50      1.00      0.25    1.75      2.00        28(3)    55       95     206
FloridaoInsuredd -Classs A    3.75       1.00(2)    0.49      0.03      0.21    0.73      0.96        45       60       77     125
Florida Insured - Class B      N/A(1)    5.00       0.49      0.53      0.22    1.24      1.72        63(3)    79(3)    88(3)  136





3 Voyageur Funds (Prospectus)

                                                                                                           EXAMPLE OF EXPENSES
                                    SHAREHOLDER              ANNUAL FUND OPERATING EXPENSES             AN INVESTOR IN A VOYAGEUR
                                    TRANSACTION           AS A PERCENTAGE OF AVERAGE NET ASSETS                FUND WOULD PAY
                                     EXPENSES                    AFTER FEE WAIVERS AND                     THE FOLLOWING DOLLAR
                              ---------------------            REIMBURSEMENT ARRANGEMENTS                 AMOUNT OF EXPENSES ON
                               MAXIMUM              ---------------------------------------------------     A $1,000 INVESTMENT
                                FRONT                                                     TOTAL FUND              ASSUMING
                                 END                                                      OPERATING      (a) A 5% ANNUAL RETURN AND
                                SALES                                                      EXPENSES      (b) REDEMPTION AT THE END
                                LOAD      MAXIMUM                               TOTAL      WITHOUT            OF EACH PERIOD
                               IMPOSED     CDSC                                 FUND      VOLUNTARY      --------------------------
                                 ON     IMPOSED ON  MANAGEMENT  12B-1  OTHER   OPERATING  WAIVER AND      1       3      5     10
VOYAGEUR FUNDS(4)             PURCHASES REDEMPTIONS    FEE       FEE  EXPENSES EXPENSES  REIMBURSEMENT5  YEAR   YEARS  YEARS  YEARS
-----------------             --------- ----------- ----------  ----- -------- --------- --------------  -----  -----  -----  -----
STATE INSURED FUNDS (CONTINUED)
Minnesota Insured-Class A        3.75%     1.00%(2)    0.50%            0.17%    0.92%       0.92%       $47    $66    $ 87    $146
Minnesota Insured-Class B        N/A(1)    5           0.5      0.89    0.17     1.56        1.68         66(3)  89(3)  105(3)  168
Minnesota Insured-Class C        N/A(1)    1           0.5      1       0.18     1.68        1.68         27(3)  53      91     199
Missouri Insured-Class A         3.75      1.002       0.34     0.1     0.27     0.71        1.03         44     59      76     122
Missouri Insured-Class B         N/A(1)    5           0.34     0.67    0.28     1.62        1.78         26(3)  51(3)   88(3)  192
Missouri Insured-Class C         N/A(1)    1           0.34     1       0.28     1.62        1.78         26(3)  51      88     192
Oregon Insured-Class A           3.75      1.002       0.24     0.15    0.32     0.71        1.07         44     59      76     122
Oregon Insured-Class B           N/A(1)    5           0.24     0.68    0.33     1.25        1.83         63(3)  80(3)   89(3)  136
Oregon Insured-Class C           N/A(1)    1           0.24     1       0.31     1.55        1.82         26(3)  49      84     185
Washington Insured-Class A       3.75      1.002          0     0.07    0.37     0.44        1.25         42     51      61      91
Washington Insured-Class B       N/A(1)    5              0     0.83    0.38     1.21        2            62(3)  78(3)   86(3)  125
Washington Insured-Class C       N/A(1)    1              0     1       0.37     1.37        2            24(3)  43      75     165
STATE LIMITED TERM FUNDS
Arizona Limited Term-Class A     2.75      0.502       0.4      0.25    0.35     1           1.25         37     58      81     147
Arizona Limited Term-Class B     N/A(1)    4           0.4      1       0.35     1.75        2            58(3)  85(3)  105(3)  186
Arizona Limited Term-Class C     N/A(1)    0.5         0.4      1       0.35     1.75        2            23(3)  55      95     206
California Limited Term-Class A  2.75      0.502       0.4      0.25    0.35     1           1.25         37     58      81     147
California Limited Term-Class B  N/A(1)    4           0.4      1       0.35     1.75        2            58(3)  85(3)  105(3)  186
California Limited Term-Class C  N/A(1)    0.5         0.4      1       0.35     1.75        2            23(3)  55      95     206
Colorado Limited Term-Class A    2.75      0.502       0.4      0.25    0.35     1           1.25         37     58      81     147
Colorado Limited Term-Class B    N/A(1)    4           0.4      1       0.35     1.75        2            58(3)  85(3)  105(3)  186
Colorado Limited Term-Class C    N/A(1)    0.5         0.4      1       0.35     1.75        2            23(3)  55      95     206
Florida Limited-Class A          2.75      0.502         0      0.05    0.61     0.66        1.25         34     48      63     107
Florida Limited-Class B          N/A(1)    4             0      0.83    0.65     1.48        2            55(3)  77(3)   91(3)  154
Florida Limited-Class C          N/A(1)    0.5           0      1       0.55     1.55        2            21(3)  49      85     185
Minnesota Limited Term-Class A   2.75      0.502       0.4      0.25    0.24     0.89        0.89         36     55      75     134
Minnesota Limited Term-Class B   N/A(1)    4           0.4      0.92    0.24     1.56        1.62         56(3)  79(3)   95(3)  167
Minnesota Limited Term-Class C   N/A(1)    0.5         0.4      1       0.24     1.64        1.64         22(3)  52      89     194

---------------
(1) Class B and Class C shares are sold without a front end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.

(2) A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares (.50% for Class A shares of the Limited Term Tax Free Funds) that were purchased without an initial sales charge as part of an investment of $1 million or more.

(3) Class B and Class C share expenses would be lower assuming no redemption at the end of the period.

(4) Delaware Distributors, L.P. (the "Underwriter") pays broker-dealers and financial institutions an annual fee equal to .25% of the average daily net assets attributable to the Class A shares (.15% for Class A shares of the Limited Term Tax Free Funds), .15% of the average daily net assets attributable to the Class B shares, and .90% of the average daily net assets attributable to the Class C shares held by their customers. The fee is paid quarterly commencing when such shares are sold for Class A and Class B shares. The fee is paid quarterly commencing in the thirteenth month after such shares are sold for Class C shares.

(5) The expense ratios reflect the effect of gross expenses attributable to earnings credits on uninvested cash balances received by each Fund.



4 Voyageur Funds (Prospectus)

         THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The information set forth in the table under the heading "Annual Fund Operating Expenses as a Percentage of Average Net Assets After Fee Waivers and Reimbursement Arrangements" reflects expenses incurred during the year ended December 31, 1996 after voluntary fee waivers and expense reimbursements ("Voluntary Waivers"). In connection with a merger transaction pursuant to which Voyageur became a subsidiary of Delaware Management Holdings, Inc., and DMC became investment manager to certain Funds, Voyageur, DMC and their parent companies have agreed until April 30, 1999, to pay certain operating expenses of each Fund which exceed 1.00% (excluding Rule 12b-1 fees) of the Funds' average daily net assets on an annual basis ("Additional Waiver"), as further discussed in "Management-Expenses of the Funds." Absent the Voluntary Waivers, Total Fund Operating Expenses for such period would be equivalent to the corresponding percentages disclosed under the column "Total Fund Operating Expenses Without Voluntary Waiver and Reimbursement." The examples have been calculated based on the "Total Fund Operating Expenses" information after voluntary fee waiver and expense reimbursement arrangements. To the extent that there are any voluntary fee waivers or expense reimbursements for the Funds' current fiscal year, under no circumstances will the total operating expenses for any Fund be higher than what appears in the column labeled "Total Fund Operating Expenses Without Voluntary Waiver and Reimbursement."







5 VOYAGEUR FUNDS (PROSPECTUS)

Financial Highlights


The following table shows certain per share data and selected information for a share outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-523-4640. In addition to financial statements, the annual reports contain further information about the performance of the Funds. Per share data is not presented for all Funds or all classes since not all Funds and classes of shares were outstanding during the periods presented below.


                                         INCOME FROM
                                         INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                                         -------------------------   --------------------------
                                                   NET                                           NET
                           NET ASSET     NET       REALIZED AND      DIVIDENDS    DISTRI-        ASSET
                           VALUE         INVEST-   UNREALIZED        FROM NET     BUTIONS        VALUE        TOTAL
                           BEGINNING     MENT      GAINS (LOSS)      INVESTMENT   FROM CAPITAL   END OF       INVESTMENT
VOYAGEUR STATE FUNDS       OF PERIOD     INCOME    ON SECURITIES     INCOME       GAINS          PERIOD       RETURN(4)
-------------------------- ------------  --------  ---------------   -----------  -------------  -----------  ------------
ARIZONA TAX FREE
Class A - 12/31/96           $10.75      0.58         (0.01)           (0.58)         (0.04)      $10.70          5.48%
Class A - 12/31/95(1)         10.00      0.46          0.84            (0.46)         (0.09)       10.75         13.27
Class B - 12/31/96            10.74      0.51         (0.01)           (0.51)         (0.04)       10.69          4.84
Class B - 12/31/95(1)         10.30      0.26         (0.53)           (0.26)         (0.09)       10.74          7.74
Class C - 12/31/96            10.76      0.50         (0.01)           (0.50)         (0.04)       10.71          4.70
Class C - 12/31/95(1)         10.20      0.30          0.65            (0.30)         (0.09)       10.76          9.43
ARIZONA INSURED
Class A - 12/31/96            11.15      0.53         (0.09)           (0.53)            --        11.06          4.09
Class A - 12/31/95             9.86      0.54          1.31            (0.56)            --        11.15         19.10
Class A - 12/31/94            11.31      0.55         (1.37)           (0.53)         (0.10)(7)     9.86         (7.41)
Class A - 12/31/93            10.71      0.58          0.74            (0.58)         (0.14)       11.31         12.64
Class A - 12/31/92            10.39      0.61          0.38            (0.61)         (0.06)       10.71          9.86
Class A - 12/31/91(1)         10.00      0.50          0.47            (0.50)         (0.08)       10.39          9.98
Class B - 12/31/96            11.14      0.45         (0.09)           (0.45)            --        11.05          3.32
Class B - 12/31/95(1)         10.44      0.38          0.69            (0.37)            --        11.14         10.36
Class C - 12/31/96            11.15      0.43         (0.09)           (0.43)            --        11.06          3.18
Class C - 12/31/95             9.86      0.45          1.31            (0.47)            --        11.15         18.10
Class C - 12/31/94(1)         10.48      0.27         (0.56)           (0.25)         (0.08)(7)     9.86         (2.84)
CALIFORNIA TAX FREE
Class A - 12/31/96            10.64      0.60         (0.18)           (0.60)         (0.03)       10.43          4.21
Class A - 12/31/95(1)         10.00      0.47          0.70            (0.47)         (0.06)       10.64         11.97
Class B - 12/31/96            10.65      0.56         (0.18)           (0.56)         (0.03)       10.44          3.77
Class B - 12/31/95(1)          9.96      0.20          0.74            (0.19)         (0.06)       10.65          9.52
Class C - 12/31/96            10.07      0.37          0.38            (0.37)         (0.03)       10.42          7.58
CALIFORNIA INSURED
Class A - 12/31/96            10.65      0.52         (0.15)           (0.52)            --        10.50          3.63
Class A - 12/31/95             9.33      0.53          1.34            (0.55)            --        10.65         20.51
Class A - 12/31/94             9.51      0.10         (0.18)           (0.09)         (0.01)        9.33         (0.84)
Class A - 10/31/94            11.08      0.55         (1.52)           (0.54)         (0.06)        9.51         (8.97)
Class A - 10/31/93            10.02      0.60          1.11            (0.60)         (0.05)       11.08         17.29
Class A - 10/31/92(1)         10.00        --          0.02               --             --        10.02          0.20
Class B - 12/31/96            10.65      0.48         (0.15)           (0.48)            --        10.50          3.22
Class B - 12/31/95            19.33      0.50          1.33            (0.51)            --        10.65         20.01
Class B - 12/31/94             9.51      0.08         (0.17)           (0.08)         (0.01)        9.33         (0.92)
Class B - 10/31/94(1)         10.68      0.31         (1.16)           (0.30)         (0.02)        9.51         (7.93)
Class C - 12/31/96            10.65      0.44         (0.19)           (0.44)            --        10.46          2.47
Class C - 12/31/95(1)         10.19      0.25          0.53            (0.32)            --        10.65          7.77
COLORADO TAX FREE
Class A - 12/31/96             10.9      0.56         (0.13)           (0.55)            --        10.78          4.08
Class A - 12/31/95             9.53      0.54          1.38            (0.55)            --        10.90         20.54

                             RATIOS/SUPPLEMENTAL DATA
                             ----------------------------------------------------------------------------
                                  NET      RATIO OF     RATIO OF                      RATIO OF EXPENSES
                                  ASSETS   EXPENSES TO  NET INVESTMENT                TO AVERAGE NET
                                 END OF    AVERAGE      INCOME TO        PORTFOLIO    ASSETS ASSUMING NO
                                 PERIOD    NET          AVERAGE NET      TURNOVER     VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS             (000S)    ASSETS(2)    ASSETS           RATE         AND REIMBURSEMENTS
                             ------------  -----------  ---------------  -----------  -------------------
ARIZONA TAX FREE
Class A - 12/31/96             $9,755         0.46%         5.43%          70.14%            1.25%
Class A - 12/31/95(1)           6,225         0.52(4)       5.19(4)        38.05             1.25(4)
Class B - 12/31/96              3,441         1.11          4.77           70.14             2.00
Class B - 12/31/95(1)           1,629         0.99(4)       4.60(4)        38.05             2.00(4)
Class C - 12/31/96                 23         1.21          4.68           70.14             2.00
Class C - 12/31/95(1)              27         1.20(4)       4.65(4)        38.05             2.00(4)
ARIZONA INSURED
Class A - 12/31/96            209,258         0.82          4.89           42.76             0.95
Class A - 12/31/95            238,114         0.69          5.07           42.96             0.95
Class A - 12/31/94            231,736         0.72          5.20           25.18             0.92
Class A - 12/31/93            263,312         0.59          5.00           33.80             1.03
Class A - 12/31/92            124,120         0.35          5.60           40.29             1.16
Class A - 12/31/91(1)          38,322           --(5)       6.58(4)       177.66             1.24(4)
Class B - 12/31/96              3,110         1.59          4.11           42.76             1.70
Class B - 12/31/95(1)           2,048         1.33(4)       4.08(4)        42.96             1.60(4)
Class C - 12/31/96                554         1.70          4.01           42.76             1.70
Class C - 12/31/95                541         1.54          4.18           42.96             1.69
Class C - 12/31/94(1)             326         1.50(4)       4.10(4)        25.18             1.71(4)
CALIFORNIA TAX FREE
Class A - 12/31/96              1,218         0.27          5.71            7.87             1.25
Class A - 12/31/95(1)           1,012         0.46(4)       5.57(4)        39.51             1.22(4)
Class B - 12/31/96                660         0.50          5.34            7.87             2.00
Class B - 12/31/95(1)             128         0.60(4)       5.33(4)        39.51             1.93(4)
Class C - 12/31/96                 94         0.78          5.13(4)         7.87             2.00
CALIFORNIA INSURED
Class A - 12/31/96             30,551         0.82          5.05           54.52             1.01
Class A - 12/31/95             33,860         0.70          5.23          107.45             1.02
Class A - 12/31/94             27,994         0.10(4)       6.30(4)         7.28             1.24(4)
Class A - 10/31/94             27,282         0.20          5.37           18.34             1.25
Class A - 10/31/93             12,509           --          5.26           24.19             1.25
Class A - 10/31/92(1)           2,056           --            --            7.31               --
Class B - 12/31/96              6,717         1.21          4.64           54.52             1.76
Class B - 12/31/95              6,029         1.10          4.75          107.45             1.75
Class B - 12/31/94              2,219         0.57(4)       5.54(4)         7.28             1.94(4)
Class B - 10/31/94(1)           1,427         0.73(4)       4.82(4)        18.34             1.95(4)
Class C - 12/31/96                 55         1.58          4.02           54.52             1.77
Class C - 12/31/95(1)              53         1.53(4)       4.25(4)       107.45             1.77(4)
COLORADO TAX FREE
Class A - 12/31/96            358,328         0.78          5.27           40.35             0.91
Class A - 12/31/95            392,815         0.76          5.18           82.83             0.93



6 VOYAGEUR FUNDS (PROSPECTUS)

                                         INCOME FROM
                                         INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                                         -------------------------   --------------------------
                                                   NET                                           NET
                           NET ASSET     NET       REALIZED AND      DIVIDENDS    DISTRI-        ASSET
                           VALUE         INVEST-   UNREALIZED        FROM NET     BUTIONS        VALUE        TOTAL
                           BEGINNING     MENT      GAINS (LOSS)      INVESTMENT   FROM CAPITAL   END OF       INVESTMENT
VOYAGEUR STATE FUNDS       OF PERIOD     INCOME    ON SECURITIES     INCOME       GAINS          PERIOD       RETURN(4)
-------------------------- ------------  --------  ---------------   -----------  -------------  -----------  ------------
Class A - 12/31/94            11.10      0.55         (1.54)           (0.54)         (0.04)        9.53         (9.12)
Class A - 12/31/93            10.57      0.56          0.85            (0.56)         (0.32)       11.10         13.72
Class A - 12/31/92            10.27      0.58          0.45            (0.58)         (0.15)       10.57         10.42

                             RATIOS/SUPPLEMENTAL DATA
                             ----------------------------------------------------------------------------
                                  NET      RATIO OF     RATIO OF                      RATIO OF EXPENSES
                                  ASSETS   EXPENSES TO  NET INVESTMENT                TO AVERAGE NET
                                 END OF    AVERAGE      INCOME TO        PORTFOLIO    ASSETS ASSUMING NO
                                 PERIOD    NET          AVERAGE NET      TURNOVER     VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS             (000S)    ASSETS(2)    ASSETS           RATE         AND REIMBURSEMENTS
                             ------------  -----------  ---------------  -----------  -------------------
Class A - 12/31/94            354,138         0.66          5.35           69.32             0.72
Class A - 12/31/93            399,218         0.75          4.97           58.61             0.75
Class A - 12/31/92            202,165         0.80          5.59           69.72             0.80


SEE NOTES TO FINANCIAL HIGHLIGHTS


7 VOYAGEUR FUNDS (PROSPECTUS)

                                                    INCOME FROM
                                               INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                                             --------------------------    --------------------------
                                                             NET                           DISTRI-         NET
                                NET ASSET       NET      REALIZED AND        DIVIDENDS     BUTIONS         ASSET        TOTAL
                                  VALUE       INVEST-     UNREALIZED         FROM NET        FROM          VALUE       INVEST-
                               BEGINNING       MENT      GAINS (LOSS)       INVESTMENT     CAPITAL         END OF       MENT
VOYAGEUR STATE FUNDS            OF PERIOD     INCOME     ON SECURITIES        INCOME        GAINS          PERIOD     RETURN(4)
---------------------------- --------------  ---------  ---------------    ------------  ------------    ----------  -----------
COLORADO TAX FREE (CONTINUED)
Class A - 12/31/91               $10.02       0.61           0.43             (0.61)        (0.18)           --      10.80%
Class A - 12/31/90                10.00       0.64           0.02             (0.64)           --         10.02        6.81
Class A - 12/31/89                 9.74       0.67           0.32             (0.67)        (0.06)        10.00       10.73
Class A - 12/31/88                 9.43       0.69           0.34             (0.69)        (0.03)         9.74       10.57
Class A - 12/31/87(1)              9.58       0.49          (0.15)            (0.49)           --          9.43        3.27
Class B - 12/31/96                10.90       0.47          (0.13)            (0.46)           --         10.78        3.25
Class B - 12/31/95(1)             10.25       0.35           0.65             (0.35)           --         10.90        9.96
Class C - 12/31/96                10.90       0.46          (0.13)            (0.45)           --         10.78        3.17
Class C - 12/31/95                 9.53       0.45           1.37             (0.45)           --         10.90       19.44
Class C - 12/31/94(1)             10.21       0.29          (0.67)            (0.27)        (0.03)         9.53       (3.75)
FLORIDA TAX FREE
Class A - 12/31/96                10.73       0.59          (0.21)            (0.59)           --         10.52        3.74
Class A - 12/31/95(1)             10.00       0.47           0.75             (0.47)        (0.02)        10.73       12.49
Class B - 12/31/96                10.73       0.56          (0.20)            (0.56)           --         10.53        3.51
Class B - 12/31/95(1)             10.37       0.15           0.38             (0.15)        (0.02)        10.73        5.10
Class C - 12/31/96                10.73       0.37          (0.21)            (0.37)        (0.02)        10.52        2.97
Class C - 12/31/95(1)             10.20       0.33           0.56             (0.34)        (0.02)        10.73        8.88
FLORIDA INSURED
Class A - 12/31/96                10.94       0.53          (0.23)            (0.53)           --         10.71        2.90
Class A - 12/31/95                 9.52       0.54           1.44             (0.56)           --         10.94       21.22
Class A - 12/31/94                 9.64       0.10          (0.12)            (0.09)        (0.01)         9.52       (0.11)
Class A - 10/31/94                11.15       0.55          (1.46)            (0.54)        (0.06)         9.64       (8.38)
Class A - 10/31/93                10.11       0.58           1.12             (0.58)        (0.08)        11.15       17.27
Class A - 10/31/92(1)             10.00       0.51           0.15             (0.51)        (0.04)        10.11        6.74
Class B - 12/31/96                10.94       0.48          (0.23)            (0.48)           --         10.71        2.40
Class B - 12/31/95                 9.52       0.50           1.44             (0.52)           --         10.94       20.76
Class B - 12/31/94                 9.63       0.09          (0.11)            (0.08)        (0.01)         9.52       (0.03)
Class B - 10/31/94(1)             10.82       0.31          (1.19)            (0.30)        (0.01)         9.63       (8.10)
FLORIDA LIMITED TERM
Class A - 12/31/96                10.56       0.42          (0.08)            (0.47)           --         10.43        3.34
Class A - 12/31/95                 9.64       0.44           1.01             (0.49)        (0.04)        10.56       15.14
Class A - 12/31/94(1)             10.00       0.18          (0.36)            (0.18)           --          9.64       (1.55)
Class B - 12/31/96                10.56       0.34          (0.09)            (0.39)           --         10.42        2.47
Class B - 12/31/95(1)             10.58       0.10           0.03             (0.11)        (0.04)        10.56        1.13
Class C - 12/31/96                10.55       0.33          (0.09)            (0.37)           --         10.42        2.37
Class C - 12/31/95(1)             10.08       0.25           0.55             (0.29)        (0.04)        10.55        7.95
IDAHO TAX FREE
Class A - 12/31/96                11.02       0.58          (0.12)            (0.57)           --         10.91        4.36
Class A - 12/31/95(1)             10.00       0.60           1.10             (0.60)        (0.08)        11.02       17.48
Class B - 12/31/96                11.01       0.52          (0.13)            (0.51)           --         10.89        3.75
Class B - 12/31/95(1)             10.50       0.42           0.59             (0.42)        (0.08)        11.01        9.86
Class C - 12/31/96                11.02       0.50          (0.13)            (0.49)           --         10.90        3.48
Class C - 12/31/95(1)             10.04       0.50          (1.06)            (0.50)        (0.08)        11.02       15.81
IOWA TAX FREE
Class A - 12/31/96                 9.83       0.44          (0.21)            (0.44)           --          9.62        2.56
Class A - 12/31/95                 8.56       0.45           1.29             (0.47)           --          9.83       20.80
Class A - 12/31/94                 9.26       0.17          (0.72)            (0.15)           --          8.56       (5.86)
Class A - 8/31/94(1)              10.00       0.49          (0.74)            (0.49)           --          9.26       (2.67)
Class B - 12/31/96                 9.83       0.38          (0.22)            (0.38)           --          9.61        1.76
Class B - 12/31/95(1)              9.18       0.31           0.64             (0.30)           --          9.83       10.62

                                                             RATIOS/SUPPLEMENTAL DATA
                               -----------------------------------------------------------------------------------
                                   NET                          RATIO OF                       RATIO OF EXPENSES
                                  ASSETS        RATIO OF      NET INVESTMENT                     TO AVERAGE NET
                                  END OF       EXPENSES TO      INCOME TO        PORTFOLIO     ASSETS ASSUMING NO
                                  PERIOD        AVERAGE        AVERAGE NET       TURNOVER      VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS              (000S)       NET ASSETS       ASSETS(2)          RATE        AND REIMBURSEMENTS
------------------------------ -------------  ------------  -----------------  --------------  -------------------
COLORADO TAX FREE (CONTINUED)
Class A - 12/31/91               104,863          0.82%            6.15%            92.42              0.82%
Class A - 12/31/90                53,987         01.00            66.38             69.64              1.00
Class A - 12/31/89                34,625          1.00             6.37             33.06              1.00
Class A - 12/31/88                19,767          1.00             6.77             56.31              1.00
Class A - 12/31/87(1)              5,546          1.00(4)          6.49(4)          92.80              1.00(4)
Class B - 12/31/96                 4,172          1.58             4.45             40.35              1.65
Class B - 12/31/95(1)              1,643          1.39(4)          3.96(4)          82.83              1.60(4)
Class C - 12/31/96                 1,522          1.66             4.40             40.35              1.66
Class C - 12/31/95                 1,042          1.66             4.20             82.83              1.66
Class C - 12/31/94(1)                465          1.80(4)          4.23(4)          69.32              1.81(4)
FLORIDA TAX FREE
Class A- 12/31/96                  5,761          0.33             5.66             70.17              1.25
Class A - 12/31/95(1)              4,421          0.32(4)          5.26(4)          63.52              1.25(4)
Class B - 12/31/96                 1,635          0.76             5.23             70.17              2.00
Class B - 12/31/95(1)                101          0.44(4)          4.88(4)          63.52              2.00(4)
Class C - 12/31/96                    16          1.15             4.83             70.17              2.00
Class C - 12/31/95(1)                  9          1.11(4)          4.57(4)          63.52              2.00(4)
FLORIDA INSURED
Class A - 12/31/96               192,171          0.73             5.02             57.18              0.96
Class A - 12/31/95               242,425          0.51             5.24            101.48              0.95
Class A - 12/31/94               240,228          0.20(4)          6.24(4)           2.51              1.06(4)
Class A - 10/31/94               259,702          0.44             5.24             49.12              0.96
Class A - 10/31/93               289,682          0.18             5.18             53.51              1.12
Class A - 10/31/92(1)             50,666            --             5.38(4)         208.24              1.25(4)
Class B - 12/31/96(1)              3,222          1.24             4.51             57.18              1.72
Class B - 12/31/95                 2,814          0.89             4.80            101.48              1.68
Class B - 12/31/94                 1,477          0.59(4)          5.68(4)           2.51              1.81(4)
Class B - 10/31/94(1)              1,135          1.00(4)          4.63(4)          49.12              1.28(4)
FLORIDA LIMITED TERM
Class A - 12/31/96                 3,159          0.66             4.63             63.06              1.25
Class A - 12/31/95                   859          0.63             4.28             27.76              1.25
Class A - 12/31/94(1)                592            --             4.19(4)             --              1.25(4)
Class B - 12/31/96                 1,042          1.48             3.81             63.06              2.00
Class B - 12/31/95(1)                 41          1.52(4)          3.32(4)          27.76              2.00(4)
Class C - 12/31/96                    54          1.55             3.74             63.06              2.00
Class C - 12/31/95(1)                 54          1.62(4)          3.10(4)          27.76              2.00(4)
IDAHO TAX FREE
Class A - 12/31/96                27,684          0.60             5.29             34.68              1.10
Class A - 12/31/95(1)             13,540          0.26(4)          5.24(4)          41.97              1.25(4)
Class B - 12/31/96                 4,945          1.11             4.78             34.68              1.85
Class B - 12/31/95(1)              1,977          0.79(4)          4.68(4)          41.97              1.90(4)
Class C - 12/31/96                   822          1.33             4.57             34.68              1.82
Class C - 12/31/95(1)                789          1.05(4)          4.48(4)          41.97              2.00(4)
IOWA TAX FREE
Class A - 12/31/96                40,037          0.92             4.68             14.56              1.06
Class A - 12/31/95                42,374          0.72             4.88             21.67              1.06
Class A - 12/31/94                32,373          0.11(4)          5.71(4)           7.18              1.25(4)
Class A - 8/31/94(1)              38,669          0.12             4.89            119.35              1.25
Class B - 12/31/96                 1,645          1.61             3.97             14.56              1.81
Class B - 12/31/95(1)                819          1.28(4)          4.06(4)          21.67              1.65(4)


SEE NOTES TO FINANCIAL HIGHLIGHTS



8 VOYAGEUR FUNDS (PROSPECTUS)

                                                 INCOME FROM
                                            INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                                          -------------------------    ------------------------
                                                          NET                        DISTRI-
                              NET ASSET      NET      REALIZED AND     DIVIDENDS     BUTIONS                      TOTAL
                                VALUE      INVEST-     UNREALIZED       FROM NET       FROM        NET ASSET     INVEST-
                             BEGINNING      MENT     GAINS (LOSS)      INVESTMENT    CAPITAL       VALUE END      MENT
VOYAGEUR STATE FUNDS          OF PERIOD    INCOME    ON SECURITIES       INCOME       GAINS        OF PERIOD    RETURN(4)
--------------------------- ------------  ---------  --------------    ----------  ------------    ----------  -----------
IOWA TAX FREE (CONTINUED)
Class C - 12/31/96             $9.83       0.36         (0.22)           (0.36)         --            9.61         1.56
Class C - 12/31/95(1)           8.55       0.37          1.28            (0.37)         --            9.83        19.66
KANSAS TAX FREE
Class A - 12/31/96             10.73       0.52         (0.17)           (0.52)         --           10.56         3.43
Class A - 12/31/95              9.50       0.56          1.22            (0.55)         --           10.73        19.13
Class A - 12/31/94              9.63       0.09         (0.13)           (0.09)         --            9.50        (0.38)
Class A - 10/31/94             10.85       0.57         (1.21)           (0.57)       (0.01)          9.63        (6.10)
Class A - 10/31/93(1)          10.00       0.56          0.85            (0.56)         --           10.85        14.49
Class B - 12/31/96             10.74       0.45         (0.17)           (0.45)         --           10.57         2.69
Class B - 12/31/95(1)          10.19       0.34          0.54            (0.33)         --           10.74         8.76
Class C - 12/31/96             10.72       0.43         (0.17)           (0.43)         --           10.55         2.52
Class C - 12/31/95(1)          10.20       0.32          0.51            (0.31)         --           10.72         8.29
MINNESOTA TAX FREE
Class A - 12/31/96             12.63       0.63         (0.23)           (0.63)         --           12.40         3.33
Class A - 12/31/95             11.33       0.62          1.32            (0.64)         --           12.63        17.49
Class A - 12/31/94             12.85       0.63         (1.48)           (0.61)      (0.06)(6)       11.33        (6.73)
Class A - 12/31/93             12.21       0.64          0.87            (0.64)      (0.23)          12.85        12.70
Class A - 12/31/92             12.07       0.70          0.23            (0.70)      (0.09)          12.21         7.97
Class A - 12/31/91             11.67       0.75          0.49            (0.75)      (0.09)          12.07        11.04
Class A - 12/31/90             11.68       0.77          0.02            (0.77)      (0.03)          11.67         7.03
Class A - 12/31/89             11.48       0.80          0.22            (0.80)      (0.02)          11.68         9.11
Class A - 12/31/88             11.16       0.80          0.32            (0.80)         --           11.48        10.31
Class A - 12/31/87             11.85       0.81         (0.66)           (0.81)      (0.03)          11.16         1.38
Class B - 12/31/96             12.62       0.56         (0.22)           (0.56)         --           12.40         2.83
Class B - 12/31/95(1)          11.90       0.45          0.71            (0.44)         --           12.62         9.95
Class C - 12/31/96             12.63       0.54         (0.22)           (0.54)         --           12.41         2.64
Class C - 12/31/95             11.33       0.53         (1.32)           (0.55)         --           12.63        16.62
Class C - 12/31/94(1)          11.96       0.34         (0.61)           (0.32)      (0.04)          11.33        (2.30)
MINNESOTA INSURED
Class A - 12/31/96             10.73       0.52         (0.13)           (0.52)         --           10.60         3.75
Class A - 12/31/95              9.61       0.51          1.14            (0.53)         --           10.73        17.52
Class A - 12/31/94             11.02       0.54         (1.39)           (0.52)      (0.04)           9.61        (7.88)
Class A - 12/31/93             10.27       0.54          0.84            (0.54)      (0.09)          11.02        13.80
Class A - 12/31/92             10.07       0.59          0.25            (0.59)      (0.05)          10.27         8.57
Class A - 12/31/91              9.65       0.60          0.48            (0.60)      (0.06)          10.07        11.59
Class A - 12/31/90              9.64       0.61          0.02            (0.61)      (0.01)           9.65         6.63
Class A - 12/31/89              9.48       0.63          0.20            (0.63)      (0.04)           9.64         8.96
Class A - 12/31/88              9.19       0.67          0.29            (0.67)         --            9.48        10.70
Class A - 12/31/87(1)           9.51       0.46         (0.32)           (0.46)         --            9.19         1.48
Class B - 12/31/96             10.72       0.45         (0.14)           (0.45)         --           10.58         3.03
Class B - 12/31/95(1)          10.14       0.38          0.58            (0.38)         --           10.72         9.59
Class C - 12/31/96             10.73       0.44         (0.13)           (0.44)         --           10.60         2.98
Class C - 12/31/95              9.61       0.43          1.14            (0.45)         --           10.73        16.63
Class C - 12/31/94(1)          10.23       0.30         (0.62)           (0.28)      (0.02)           9.61        (3.14)
MINNESOTA LIMITED TERM
Class A - 12/31/96             11.14       0.51         (0.15)           (0.51)         --           10.99         3.46
Class A - 12/31/95             10.50       0.51          0.64            (0.51)         --           11.14        11.00
Class A - 12/31/94             11.16       0.45         (0.66)           (0.45)         --           10.50        (1.91)
Class A - 12/31/93             10.83       0.47          0.37            (0.47)      (0.04)          11.16         7.88
Class A - 12/31/92             10.69       0.51          0.18            (0.51)      (0.04)          10.83         6.62
Class A - 12/31/91             10.32       0.55          0.37            (0.55)         --           10.69         9.24

                                                         RATIOS/SUPPLEMENTAL DATA
                            ---------------------------------------------------------------------------------
                              NET                            RATIO OF                     RATIO OF EXPENSES
                             ASSETS         RATIO OF      NET INVESTMENT                   TO AVERAGE NET
                             END OF        EXPENSES TO      INCOME TO        PORTFOLIO    ASSETS ASSUMING NO
                             PERIOD         AVERAGE         AVERAGE NET      TURNOVER     VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS         (000S)        NET ASSETS        ASSETS(2)         RATE       AND REIMBURSEMENTS
--------------------------- ------------  ------------  ------------------  ----------- ---------------------
IOWA TAX FREE (CONTINUED)
Class C - 12/31/96              $670          1.75%            3.82%          14.56%              1.81%
Class C - 12/31/95(1)            462          1.61(4)          3.74(4)        21.67               1.72(4)
KANSAS TAX FREE
Class A - 12/31/96            10,176          0.83             4.97           56.77               1.21
Class A - 12/31/95            10,677          0.37             5.32           19.71               1.11
Class A - 12/31/94             7,355          0.01(4)          5.88(4)           --               1.25(4)
Class A - 10/31/94             6,469          0.06             5.30           38.96               1.25
Class A - 10/31/93(1)          2,057            --             5.26(4)        28.87               1.25(4)
Class B - 12/31/96(1)          2,402          1.61             4.16           56.77               2.00
Class B - 12/31/95(1)            677          0.94(4)          4.63(4)        19.71               1.68(4)
Class C - 12/31/96                90          1.77             4.02           56.77               2.00
Class C - 12/31/95(1)             40          1.27(4)          4.21(4)        19.71               1.79(4)
MINNESOTA TAX FREE
Class A - 12/31/96           428,380          0.92             5.13           27.67               0.92
Class A - 12/31/95           455,220          0.93             5.11           50.84               0.93
Class A - 12/31/94           406,497          0.90             5.29           24.26               0.90
Class A - 12/31/93           458,145          1.02             5.02           31.77               1.02
Class A - 12/31/92           331,314          0.96             5.73           23.60               1.04
Class A - 12/31/91           251,594          0.83             6.44           26.40               0.98
Class A - 12/31/90           197,629          0.82             6.68           20.54               1.02
Class A - 12/31/89           172,476          0.77             6.85           22.84               0.77
Class A - 12/31/88           150,031          0.77             7.01            9.56               0.77
Class A - 12/31/87           124,082          0.78             7.10           13.84               0.78
Class B - 12/31/96             6,233          1.50             4.53           27.67               1.67
Class B - 12/31/95(1)          2,701          1.38(4)          4.43(4)        50.84               1.63(4)
Class C - 12/31/96             3,083          1.67             4.38           27.67               1.67
Class C - 12/31/95             2,319          1.67             4.33           50.84               1.67
Class C - 12/31/94(1)          1,061          1.72(4)          4.56(4)        24.26               1.72(4)
MINNESOTA INSURED
Class A - 12/31/96           304,877          0.92             4.93           14.04               0.92
Class A - 12/31/95           307,734          0.87             4.92           53.72               0.92
Class A - 12/31/94           284,132          0.61             5.29           24.75               0.94
Class A - 12/31/93           311,187          0.70             4.93           18.25               1.02
Class A - 12/31/92           162,728          0.37             5.66           14.11               1.06
Class A - 12/31/91            68,250          0.78             6.13           43.68               1.16
Class A - 12/31/90            29,394          0.74             6.30           15.12               1.25
Class A - 12/31/89             8,217          0.78             6.55           28.34               1.00
Class A - 12/31/88             4,707          0.86             7.08           68.09               1.00
Class A - 12/31/87(1)          2,759          0.76(4)          7.93(4)        20.66               1.00(4)
Class B - 12/31/96             6,817          1.56             4.29           14.04               1.68
Class B - 12/31/95(1)          4,655          1.34(4)          4.15(4)        53.72               1.64(4)
Class C - 12/31/96             3,126          1.68             4.18           14.04               1.68
Class C - 12/31/95             3,166          1.66             4.11           53.72               1.67
Class C - 12/31/94(1)          1,525          1.36(4)          4.68(4)        24.75               1.68(4)
MINNESOTA LIMITED TERM
Class A - 12/31/96            66,024          0.89             4.69           28.18               0.89
Class A - 12/31/95            72,405          0.91             4.61           40.28               0.91
Class A - 12/31/94            84,168          0.92             4.18           42.06               0.92
Class A - 12/31/93            75,374          0.99             4.18           19.13               0.99
Class A - 12/31/92            48,210          1.09             4.71           25.56               1.09
Class A - 12/31/91            27,268          1.23             5.35           43.39               1.23


SEE NOTES TO FINANCIAL HIGHLIGHTS


9 VOYAGEUR FUNDS (PROSPECTUS)

                                                    INCOME FROM
                                               INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                             -------------------------   -------------------------
                                                              NET
                                 NET ASSET      NET      REALIZED AND     DIVIDENDS     DISTRI-                     TOTAL
                                   VALUE      INVEST-     UNREALIZED      FROM NET      BUTIONS      NET ASSET     INVEST-
                                 BEGINNING      MENT     GAINS (LOSS)    INVESTMENT   FROM CAPITAL   VALUE END      MENT
VOYAGEUR STATE FUNDS             OF PERIOD     INCOME    ON SECURITIES     INCOME        GAINS       OF PERIOD    RETURN(4)
------------------------------- -----------  ---------  --------------   ----------  -------------   ---------  ------------
MINNESOTA LIMITED TERM (CONTINUED)
Class A - 12/31/90               $10.26       0.60            0.06         (0.60)           --        $10.32        6.59
Class A - 12/31/89                10.21       0.59            0.05         (0.59)           --         10.26        6.43
Class A - 12/31/88                10.17       0.53            0.04         (0.53)           --         10.21        6.02
Class A - 12/31/87                10.43       0.55           (0.25)        (0.55)        (0.01)        10.17        2.97
Class B - 12/31/96                11.14       0.44           (0.15)        (0.44)           --         10.99        2.74
Class B - 12/31/95(1)             10.95       0.17            0.19         (0.17)           --         11.14        3.26
Class C - 12/31/96                11.13       0.43           (0.14)        (0.43)           --         10.99        2.69
Class C - 12/31/95                10.50       0.42            0.63         (0.42)           --         11.13       10.18
Class C - 12/31/94(1)             10.74       0.24           (0.24)        (0.24)           --         10.50       (0.03)
MISSOURI INSURED
Class A - 12/31/96                10.54       0.52           (0.18)        (0.51)           --         10.37        3.41
Class A - 12/31/95                 9.27       0.52            1.29         (0.54)           --         10.54       19.96
Class A - 12/31/94                 9.37       0.10           (0.11)        (0.09)           --          9.27       (0.07)
Class A - 10/31/94                10.82       0.55           (1.43)        (0.54)        (0.03)         9.37       (8.28)
Class A - 10/31/93(1)             10.00       0.55            0.89         (0.55)        (0.07)        10.82       14.74
Class B - 12/31/96                10.54       0.46           (0.18)        (0.45)           --         10.37        2.93
Class B - 12/31/95                 9.27       0.48            1.28         (0.49)           --         10.54       19.18
Class B - 12/31/94                 9.37       0.08           (0.10)        (0.08)           --          9.27       (0.14)
Class B - 10/31/94(1)             10.30       0.33           (0.94)        (0.32)           --          9.37       (6.16)
Class C - 12/31/96                10.54       0.43           (0.18)        (0.42)           --         10.37        2.48
Class C - 12/31/95(1)             10.36       0.06            0.17         (0.05)           --         10.54        2.24
NEW MEXICO TAX FREE
Class A - 12/31/96                10.89       0.54           (0.11)        (0.53)           --         10.79        4.13
Class A - 12/31/95                 9.59       0.52            1.33         (0.55)           --         10.89       19.64
Class A - 12/31/94                 9.77       0.11           (0.20)        (0.09)           --          9.59       (0.90)
Class A - 10/31/94                10.92       0.56           (1.16)        (0.55)           --          9.77       (5.56)
Class A - 10/31/93                10.00       0.57           (0.98)        (0.57)        (0.06)        10.92       15.77)
Class A - 10/31/92(1)             10.00         --              --            --            --         10.00          --
Class B - 12/31/96                10.89       0.46           (0.11)        (0.45)           --         10.79        3.39
Class B - 12/31/95                 9.59       0.46            1.32         (0.48)           --         10.89       18.84
Class B - 12/31/94                 9.77       0.09           (0.19)        (0.08)           --          9.59       (0.98)
Class B - 10/31/94(1)             10.69       0.31           (0.93)        (0.30)           --          9.77       (5.84)
Class C - 12/31/96                10.41       0.28            0.37         (0.27)           --         10.79        6.30
NEW YORK TAX FREE
Class A - 12/31/96(9)             10.72       0.12            0.01         (0.12)        (0.04)        10.69        1.21
Class A - 9/30/96                 10.87       0.55           (0.13)        (0.55)        (0.02)        10.72        3.94
Class A - 9/30/95                 10.74       0.57            0.17         (0.59)        (0.02)        10.87        7.31
Class A - 9/30/94                 10.81       0.15           (0.06)        (0.16)           --         10.74        0.79
Class A - 6/30/94                 11.51       0.62           (0.54)        (0.62)        (0.16)        10.81        0.63
Class A - 6/30/93                 11.03       0.65            0.65         (0.66)(9)     (0.16)        11.51       12.19
Class A - 6/30/92                 10.57       0.66            0.62         (0.66)        (0.16)        11.03       12.53
Class A - 6/30/91                 10.27       0.48            0.30         (0.48)           --         10.57        5.49
Class A - 9/30/90                 10.50       0.67           (0.22)        (0.67)        (0.01)        10.27        4.44
Class A - 9/30/89                 10.30       0.72            0.20         (0.72)           --         10.50        9.21
Class A - 9/30/88(1)              10.00       0.64            0.30         (0.64)           --         10.30       10.09
Class B - 12/31/96                10.69       0.10              --         (0.10)        (0.04)        10.65        0.95
Class B - 9/30/96                 10.84       0.47           (0.13)        (0.47)        (0.02)        10.69        3.14
Class B - 9/30/95(1)              10.34       0.43            0.54         (0.45)        (0.02)        10.84        9.46

                                                            RATIOS/SUPPLEMENTAL DATA

                            ----------------------------------------------------------------------------------------
                                 NET                             RATIO OF                       RATIO OF EXPENSES
                               ASSETS          RATIO OF        NET INVESTMENT                     TO AVERAGE NET
                               END OF         EXPENSES TO        INCOME TO       PORTFOLIO       ASSETS ASSUMING NO
                               PERIOD           AVERAGE          AVERAGE NET      TURNOVER       VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS           (000S)         NET ASSETS          ASSETS(2)        RATE          AND REIMBURSEMENTS
--------------------------- -------------  ---------------  -----------------  -----------  ------------------------
MINNESOTA LIMITED TERM (CONTINUED)
Class A - 12/31/90            $22,526             1.18%             5.81%          51.47%              1.18%
Class A - 12/31/89             21,884             0.84              5.74           68.23               0.84
Class A - 12/31/88             24,157             0.84              5.15           16.13               0.84
Class A - 12/31/87             29,063             0.84              5.14           24.79               0.84
Class B - 12/31/96                408             1.56              3.99           28.18               1.62
Class B - 12/31/95(1)              27             1.30(4)           3.93(4)        40.28               1.55(4)
Class C - 12/31/96              1,137             1.64              3.94           28.18               1.64
Class C - 12/31/95                694             1.63              3.82           40.28               1.63
Class C - 12/31/94(1)             341             1.71(4)           3.35(4)        42.05               1.71(4)
MISSOURI INSURED
Class A - 12/31/96             49,301             0.71              5.05           28.26               1.03
Class A - 12/31/95             50,211             0.50              5.25           31.69               1.07
Class A - 12/31/94             37,790             0.11(4)           6.00(4)         8.85               1.12(4)
Class A - 10/31/94             37,384             0.15              5.39           32.02               1.13
Class A - 10/31/93(1)          30,270               --              4.82(4)        76.51               1.25(4)
Class B - 12/31/96             10,432             1.29              4.46           28.26               1.78
Class B - 12/31/95              6,195             0.97              4.70           31.69               1.81
Class B - 12/31/94              2,742             0.60(4)           5.32(4)         8.85               1.84(4)
Class B - 10/31/94(1)           1,701             0.49(4)           4.89(4)        32.02               1.83(4)
Class C - 12/31/96                152             1.62              4.10           28.26               1.78
Class C - 12/31/95(1)              20             1.22(4)           4.09(4)        31.69               1.55(4)
NEW MEXICO TAX FREE
Class A - 12/31/96             20,133             0.88              5.06           42.12               1.07
Class A - 12/31/95             21,402             0.87              5.07           55.72               1.09
Class A - 12/31/94             19,706             0.06(4)           6.38(4)         2.21               1.25(4)
Class A - 10/31/94             23,096             0.29              5.26           22.94               1.16
Class A - 10/31/93             17,302               --              5.10           30.76               1.25
Class A - 10/31/92(1)             361               --                --              --                 --
Class B - 12/31/96                794             1.61              4.31           42.12               1.82
Class B - 12/31/95                605             1.53              4.33           55.72               1.83
Class B - 12/31/94                272             0.75(4)           5.60(4)         2.21               2.00(4)
Class B - 10/31/94(1)             264             0.98(4)           4.57(4)        22.94               1.86(4)
Class C - 12/31/96                341             1.74(4)          4.21 (4)        42.12               1.83(4)
NEW YORK TAX FREE
Class A - 12/31/96(9)          10,044             0.97(4)           5.31(4)            5               1.12(4)
Class A - 9/30/96              10,548             1.34              5.14           12.00               1.55
Class A - 9/30/95              11,931             1.31              5.66           10.00               1.82
Class A - 9/30/94              12,797             1.09(4)           5.74(4)           --               1.09(4)
Class A - 6/30/94              12,851             0.99              5.55            4.00               1.09
Class A - 6/30/93              13,915             0.99              5.74           17.00               1.05
Class A - 6/30/92              14,943             1.00              6.15           19.00               1.26
Class A - 6/30/91              15,592             1.23(4)           6.08(4)        18.00               1.48(4)
Class A - 9/30/90              27,065             1.09              6.35           31.00               1.49
Class A - 9/30/89              23,069             0.60              6.75           11.00               1.70
Class A - 9/30/88(1)            9,260             0.45              6.87           18.00               2.04
Class B - 12/31/96                254             1.87(4)           4.43(4)         5.00               2.00(4)
Class B - 9/30/96                 448             2.09              4.39           12.00               2.30
Class B - 9/30/95(1)              266             2.09(4)           4.68(4)        10.00               2.60(4)


SEE NOTES TO FINANCIAL HIGHLIGHTS


10 VOYAGEUR FUNDS (PROSPECTUS)

                                          INCOME FROM
                                      INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                     -----------------------  --------------------------------
                                                   NET
                         NET ASSET     NET     REALIZED AND    DIVIDENDS
                           VALUE     INVEST-    UNREALIZED     FROM NET         DISTRI-            NET ASSET     TOTAL
                        BEGINNING     MENT    GAINS (LOSS)    INVESTMENT        BUTIONS            VALUE END   INVESTMENT
VOYAGEUR STATE FUNDS     OF PERIOD   INCOME   ON SECURITIES     INCOME     FROM CAPITAL GAINS      OF PERIOD   RETURN(4)
----------------------  -----------  -------  --------------  -----------  -------------------    ----------  -----------
NEW YORK TAX FREE (CONTINUED)
Class C - 12/31/96       $10.70     0.10              --        (0.10)            (0.04)          $10.66        0.95%
Class C - 9/30/96         10.85     0.47           (0.13)       (0.47)            (0.02)           10.70         3.14
Class C - 9/30/95(1)      10.79     0.21            0.06        (0.21)               --            10.85         2.54
NORTH DAKOTA TAX FREE
Class A - 12/31/96        11.00     0.54           (0.13)       (0.53)               --            10.88         3.89
Class A - 12/31/95         9.85     0.54            1.18        (0.57)               --            11.00        17.81
Class A - 12/31/94        11.07     0.56           (1.15)       (0.53)            (0.10)(8)         9.85        (5.47)
Class A - 12/31/93        10.59     0.58            0.58        (0.58)            (0.10)           11.07        11.20
Class A - 12/31/92        10.34     0.62            0.34        (0.62)            (0.09)           10.59         9.70
Class A - 12/31/91(1)     10.00     0.49            0.41        (0.49)            (0.07)           10.34         9.23
Class B - 12/31/96        11.00     0.49           (0.13)       (0.48)               --            10.88         3.39
Class B - 12/31/95         9.85     0.48            1.18        (0.51)               --            11.00        17.24
Class B - 12/31/94(1)     10.31     0.30           (0.39)       (0.27)            (0.10)(8)         9.85        (0.77)
Class C - 12/31/96        11.00     0.44           (0.14)       (0.43)               --            10.87         2.81
Class C - 12/31/95(1)     10.51     0.17            0.50        (0.18)               --            11.00         6.47
OREGON INSURED
Class A - 12/31/96        10.05     0.48           (0.18)       (0.48)               --             9.87         3.15
Class A - 12/31/95         8.92     0.49            1.14        (0.50)               --            10.05        18.71
Class A - 12/31/94         9.00     0.09           (0.09)       (0.08)               --             8.92         0.06
Class A - 10/31/94        10.24     0.50           (1.24)       (0.50)               --             9.00        (7.35)
Class A - 10/31/93(1)     10.00     0.13            0.24        (0.13)               --            10.24         3.64
Class B - 12/31/96        10.05     0.43           (0.18)       (0.43)               --             9.87         2.61
Class B - 12/31/95         8.92     0.44            1.14        (0.45)               --            10.05        18.10
Class B - 12/31/94         9.00     0.08           (0.09)       (0.07)               --             8.92         0.03
Class B - 10/31/94(1)      9.85     0.27           (0.85)       (0.27)               --             9.00        (5.95)
Class C - 12/31/96        10.05     0.40           (0.17)       (0.40)               --             9.88         2.38
Class C - 12/31/95(1)      9.63     0.19            0.41        (0.18)               --            10.05         6.35
UTAH TAX FREE
Class A - 12/31/96        11.04     0.55           (0.20)       (0.55)               --            10.84         3.35
Class A - 12/31/95         9.80     0.59            1.24        (0.59)               --            11.04        19.06
Class A - 12/31/94         9.94     0.10           (0.15)       (0.09)               --             9.80        (0.41)
Class A - 10/31/94        11.07     0.60           (1.07)       (0.60)            (0.06)            9.94        (4.50)
Class A - 10/31/93        10.00     0.65            1.07        (0.65)               --            11.07        17.54
Class A - 10/31/92(1)     10.00       --              --           --                --            10.00           --
Class B - 12/31/96        11.04     0.47           (0.21)       (0.47)               --            10.83         2.47
Class B - 12/31/95(1)     10.63     0.30            0.39        (0.28)               --            11.04         6.60
WASHINGTON INSURED
Class A - 12/31/96        10.44     0.54           (0.14)       (0.54)               --            10.30         3.98
Class A - 12/31/95         9.21     0.59            1.21        (0.57)               --            10.44        19.94
Class A - 12/31/94         9.37     0.09           (0.16)       (0.09)               --             9.21        (0.69)
Class A - 10/31/94        10.67     0.55           (1.26)       (0.57)            (0.02)            9.37        (6.85)
Class A - 10/31/93(1)     10.00     0.15            0.67        (0.15)               --            10.67         8.05
Class B - 12/31/96        10.44     0.47           (0.14)       (0.46)               --            10.31         3.32
Class B - 12/31/95(1)     10.18     0.09            0.25        (0.08)               --            10.44         3.30
Class C - 12/31/96        10.43     0.45           (0.14)       (0.44)               --            10.30         3.12
Class C - 12/31/95(1)      9.94     0.31            0.48        (0.30)               --            10.43         8.13
WISCONSIN TAX FREE
Class A - 12/31/96         9.78     0.46           (0.14)       (0.46)               --             9.64         3.49
Class A - 12/31/95         8.74     0.48            1.04        (0.48)               --             9.78        17.74

                                                              RATIOS/SUPPLEMENTAL DATA
                              ---------------------------------------------------------------------------------------
                                     NET                                                          RATIO OF EXPENSES
                                   ASSETS        RATIO OF           RATIO OF                        TO AVERAGE NET
                                   END OF       EXPENSES TO       NET INVESTMENT     PORTFOLIO    ASSETS ASSUMING NO
                                   PERIOD        AVERAGE            INCOME TO         TURNOVER     VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS               (000s)      NET ASSETS(2)    AVERAGE NET ASSETS     RATE       AND REIMBURSEMENTS
----------------------------  -------------- ----------------  --------------------  ----------  --------------------
NEW YORK TAX FREE (CONTINUED)
Class C - 12/31/96                       $53       1.84%(4)            4.45%(4)         5.00%            2.00%(4)
Class C - 9/30/96                         52       2.09                4.39            12.00             2.30
Class C - 9/30/95(1)                      51       2.09(4)             4.44(4)         10.00             2.60(4)
NORTH DAKOTA TAX FREE
Class A - 12/31/96                    33,713       0.88                5.01            57.60             1.08
Class A - 12/31/95                    36,096       0.81                5.07            45.34             1.05
Class A - 12/31/94                    33,829       0.46                5.36            32.60             1.14
Class A - 12/31/93                    34,880       0.59                5.11            27.39             1.25
Class A - 12/31/92                    15,846       0.40                5.78            26.27             1.25
Class A - 12/31/91(1)                  4,914       0.16(4)             6.43(4)        126.37             1.25(4)
Class B - 12/31/96                       700       1.36                4.52            57.60             1.83
Class B - 12/31/95                       375       1.29                4.56            45.34             1.79
Class B - 12/31/94(1)                    144       0.99(4)             4.97(4)         32.60             1.89(4)
Class C - 12/31/96                        40       1.75                4.06            57.60             1.75
Class C - 12/31/95(1)                     20       1.73(4)             4.00(4)         45.34             1.73(4)
OREGON INSURED
Class A - 12/31/96                    20,913       0.71                4.92            39.54             1.07
Class A - 12/31/95                    21,590       0.54                5.12            41.08             1.11
Class A - 12/31/94                    14,650       0.05(4)             5.79(4)            --             1.25(4)
Class A - 10/31/94                    14,086       0.03                5.17            48.98             1.25
Class A - 10/31/93(1)                  4,609        --                 4.61(4)         11.08             1.25(4)
Class B - 12/31/96                     4,758       1.25                4.37            39.54             1.83
Class B - 12/31/95                     2,786       1.04                4.57            41.08             1.86
Class B - 12/31/94                     1,303       0.60(4)             5.19(4)            --             2.00(4)
Class B - 10/31/94(1)                  1,146       0.75(4)             4.43(4)         48.98             2.00(4)
Class C - 12/31/96                       360       1.55                4.03            39.54             1.82
Class C - 12/31/95(1)                    250       1.39(4)             4.00(4)         41.08             1.74(4)
UTAH TAX FREE
Class A - 12/31/96                     3,861       0.68                5.14            39.58              1.25
Class A - 12/31/95                     4,142       0.38                5.51            35.28              1.25
Class A - 12/31/94                     3,728       0.11(4)             6.38(4)            --              1.14(4)
Class A - 10/31/94                     4,054       0.10                5.64             2.77              1.25
Class A - 10/31/93                     3,913         --                5.65            44.54              1.25
Class A - 10/31/92(1)                     19         --                  --               --                --
Class B - 12/31/96                       397       1.46                4.34            39.58              2.00
Class B - 12/31/95(1)                    363       0.92(4)             4.74(4)         35.28              2.00(4)
WASHINGTON INSURED
Class A - 12/31/96                     2,382       0.44                5.29            33.30             1.25
Class A - 12/31/95                     2,099       0.28                5.57            50.54             1.25
Class A - 12/31/94                     2,049       0.10(4)             6.18(4)            --             1.25(4)
Class A - 10/31/94                     2,118       0.14                5.44               --             1.25
Class A - 10/31/93(1)                  2,108        --                 5.50(4)         45.14             1.25(4)
Class B - 12/31/96                       516       1.21                4.47            33.30             2.00
Class B - 12/31/95(1)                     15       1.04(4)             4.44(4)         50.54             2.00(4)
Class C - 12/31/96                        19       1.37                4.36            33.30             2.00
Class C - 12/31/95(1)                     19       1.30(4)             4.45(4)         50.54             2.00(4)
WISCONSIN TAX FREE
Class A - 12/31/96                    28,292       0.98                4.90            38.54             1.09
Class A - 12/31/95                    26,449       0.88                5.05            12.10             1.09

See Notes to Financial Highlights


11 VOYAGEUR FUNDS (PROSPECTUS)

                                                INCOME FROM
                                           INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                        ---------------------------    -------------------------
                                                         NET
                           NET ASSET       NET       REALIZED AND       DIVIDENDS      DISTRI-                     TOTAL
                             VALUE       INVEST-      UNREALIZED         FROM NET    BUTIONS FROM   NET ASSET     INVEST-
                           BEGINNING      MENT      GAINS (LOSS)        INVESTMENT     CAPITAL      VALUE END      MENT
VOYAGEUR STATE FUNDS       OF PERIOD     INCOME     ON SECURITIES         INCOME        GAINS       OF PERIOD    RETURN(4)
                         -------------  ---------  ----------------    -----------  ------------   -----------  -----------
WISCONSIN TAX FREE (CONTINUED)
Class A - 12/31/94           $9.28       0.16             (0.55)         (0.15)           --         $  --       (4.12)%
Class A - 8/31/94(1)         10.00       0.49             (0.72)         (0.49)           --          9.28        (2.40)
Class B - 12/31/96            9.77       0.41             (0.14)         (0.41)           --          9.63         2.84
Class B - 12/31/95(1)         9.39       0.28              0.37          (0.27)           --          9.77         7.08
Class C - 12/31/96            9.79       0.39             (0.13)         (0.39)           --          9.66         2.74
Class C - 12/31/95(1)         9.34       0.30              0.44          (0.29)           --          9.79         8.06

                                                        RATIOS/SUPPLEMENTAL DATA
                         --------------------------------------------------------------------------------------
                                NET                            RATIO OF                     RATIO OF EXPENSES
                               ASSETS        RATIO OF        NET INVESTMENT                   TO AVERAGE NET
                               END OF       EXPENSES TO        INCOME TO      PORTFOLIO     ASSETS ASSUMING NO
                               PERIOD         AVERAGE         AVERAGE NET      TURNOVER     VOLUNTARY WAIVERS
VOYAGEUR STATE FUNDS           (000s)      NET ASSETS(2)        ASSETS          RATE        AND REIMBURSEMENTS
                         ---------------  ----------------  ---------------  ------------  --------------------
WISCONSIN TAX FREE (CONTINUED)
Class A - 12/31/94           $20,167         0.08%(4)           5.54%(4)       20.52%             1.25%(4)
Class A - 8/31/94(1)          16,093         0.04               4.89            86.26             1.25
Class B - 12/31/96             1,339         1.66               4.37            38.54             1.85
Class B - 12/31/95(1)            725         1.45(4)            4.31(4)         12.10             1.70(4)
Class C - 12/31/96               555         1.75               4.12            38.54             1.83
Class C - 12/31/95(1)             73         1.77(4)            4.04(4)         12.10             1.77(4)


See Notes to Financial Highlights

12 VOYAGEUR FUNDS (PROSPECTUS)

NOTES TO FINANCIAL HIGHLIGHTS

(1) The information is for the period from each Fund's commencement of operations to the Fund's year end. The classes of each Fund commenced operations on the following dates:


            Arizona Tax Free Fund               Idaho Tax Free Fund                       North Dakota Tax Free Fund
            Class A      March 2, 1995          Class A      January 4, 1995              Class A      April 1, 1991
            Class B      June 29, 1995          Class B      March 16, 1995               Class B      May 10, 1994
            Class C      May 13, 1995           Class C      January 11, 1995             Class C      July 29, 1995

            Arizona Insured Tax Free Fund       Iowa Tax Free Fund                        Oregon Insured Tax Free Fund
            Class A      April 1, 1991          Class A      September 1, 1993            Class A      August 1, 1993
            Class B      March 10, 1995         Class B      March 24, 1995               Class B      March 12, 1994
            Class C      May 26, 1994           Class C      January 4, 1995              Class C      July 7, 1995

            California Tax Free Fund            Kansas Tax Free Fund                      Utah Tax Free Fund
            Class A      March 3, 1995          Class A      November 30, 1992            Class A      October 5, 1992
            Class B      August 23, 1995        Class B      April 8, 1995                Class B      May 27, 1995
            Class C      April 9, 1996          Class C      April 12, 1995
                                                                                          Washington Insured Tax Free Fund
            California Insured Tax Free Fund    Minnesota Tax Free Fund                   Class A      August 1, 1993
            Class A      October 15, 1992       Class B      March 11, 1995               Class B      October 24, 1995
            Class B      March 1, 1994          Class C      May 4, 1994                  Class C      April 21, 1995
            Class C      April 12, 1995
                                                Minnesota Insured Fund                    Wisconsin Tax Free Fund
            Colorado Tax Free Fund              Class A      May 1, 1987                  Class A      September 1, 1993
            Class A      April 23, 1987         Class B      March 7, 1995                Class B      April 22, 1995
            Class B      March 22, 1995         Class C      May 4, 1994                  Class C      March 28, 1995
            Class C      May 6, 1994
                                                Minnesota Limited Term Tax Free Fund
            Florida Tax Free Fund               Class B      August 15, 1995
            Class A      March 2, 1995          Class C      April 30, 1994
            Class B      September 15, 1995
            Class C      April 22, 1995         Missouri Insured Tax Free Fund
                                                Class A      November 2, 1992
            Florida Insured Tax Free Fund       Class B      March 12, 1994
            Class A      January 1, 1992        Class C      November 11, 1995
            Class B      March 11, 1994
                                                New Mexico Tax Free Fund
            Florida Limited Term Tax Free Fund  Class A      October 5, 1992
            Class A      May 1, 1994            Class B      March 3, 1994
            Class B      September 15, 1995     Class C      May 7, 1996
            Class C      March 23, 1995
                                                New York Tax-Free Fund
                                                Class A      November 6, 1987
                                                Class B      November 14, 1994
                                                Class C      April 26, 1995



(2) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Adjusted to an annual basis.
(5) The Adviser also paid $25,631 for Arizona Insured Tax Free Fund for the period ended December 31, 1991.
(6)  Includes (.01) in excess of net realized gains.





13 VOYAGEUR FUNDS (PROSPECTUS)

(7) Includes (.06) and (.04) in excess of net realized gains for Class A and Class C shares, respectively.
(8) Includes (.02) and (.02) in excess of net realized gains for Class A and Class B shares, respectively.
(9)  Includes (.01) in excess distributions of net investment income.






14 VOYAGEUR FUNDS (PROSPECTUS)

T h e  F u n d s
Each of the Funds is a separate series of one of the parent corporate or trust entities described herein under the heading "General Information." The series which are diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") are designated as such by a footnote on the cover page of this Prospectus. All other series are non-diversified. Each non-diversified Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in such Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objectives and policies of each Fund are described below. Except where noted, an investment objective or policy description applies to all Funds.

I n v e s t m e n t  O b j e c t i v e s  a n d  P o l i c i e s

The investment objective of each Limited Term Tax Free Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax Free Fund and Insured Fund is expected to be approximately 15 to 25 years. Each of Florida Limited Term Tax Free Fund, Florida Tax Free Fund and Florida Insured Tax Free Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.


         During times of adverse market conditions when a defensive investment posture is warranted, each Fund may temporarily select investments without regard to the foregoing policy. There are risks in any investment program, and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments. Each Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of its respective shareholders as provided in the 1940 Act.


         Each Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax Exempt Obligations (as defined below), the interest on which is exempt from federal income tax and from the personal income tax, if any, of its respective state (and with respect to New York Fund, New York City personal income tax). As a fundamental policy, New York Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions (not including obligations subject to the alternative minimum tax). Up to 20% of the securities owned by each such Fund may generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"), except that the Minnesota Insured Fund may invest without limitation in such securities and the Minnesota Tax Free Fund may not invest in such AMT securities. New York Fund may also invest in such securities which generate an item of tax preference for purposes of New York City alternative minimum tax.


Tax Free and Limited Term Tax Free Funds

Each Tax Free Fund and each Limited Term Tax Free Fund may invest without limitation in securities rated "investment grade," i.e., within the four highest investment





15 VOYAGEUR FUNDS (PROSPECTUS)
grades, at the time of investment by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Bonds included in the lowest investment grade rating category involve certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Up to 20% of the Tax Exempt Obligations purchased by the Funds may be rated lower than investment grade; however, all bonds must be rated "B" or better by Moody's or S&P (or, if unrated, judged by the Adviser to be of comparable quality). Such bonds are often referred to as "junk" bonds or "high yield" bonds. Bonds rated below "BBB" have a greater vulnerability to default than higher grade bonds. See "Risks and Special Investment Considerations--General" for a discussion of the risks of investing in lower grade Tax Exempt Obligations. A description of the ratings assigned by Moody's and S&P is set forth in Appendix A to the Statement of Additional Information.

         The following table sets forth the weighted average percentage of total investments with respect to the portfolios of certain Funds during the year ended as of December 31, 1996.


                                       Moody's Rating                     Aaa      Aa      A     Baa     Ba      B    Unrated
                                       (S&P Rating)                      (AAA)    (AA)    (A)   (BBB)   (BB)    (B)    Bonds  Total
                                       Voyageur Tax Free Funds

                                       Colorado                           32%     21%     19%    24%     --      --      4%    100%
                                       Florida                            28%     20%     17%    17%     --      --     18%    100%
                                       Idaho                              28%     11%     28%    23%     --      --     10%    100%
                                       Kansas                             58%     18%      2%    17%     --      --      5%    100%
                                       Minnesota                          54%     12%     15%     9%     --      --     10%    100%
                                       North Dakota                       38%     27%     16%    18%     --      --      1%    100%
                                       Utah                               68%     11%     10%     2%     --      --      9%    100%
                                       Wisconsin                          23%     10%     29%     7%     8%      --     23%    100%

                                       Voyageur Limited Term
                                            Tax Free Funds
                                       Florida                            65%       8%     6%    16%     --      --      5%    100%
                                       Minnesota                          53%     10%      9%    18%     --      --     10%    100%




Insured Funds
The Tax Exempt Obligations in each Insured Fund's portfolio will consist of (a) obligations that at all times are fully insured as to scheduled payments of principal and interest ("insured securities") and (b) "escrow secured" or "defeased" bonds. Insured securities may consist of bonds covered by Primary Insurance, Market Insurance or Portfolio Insurance (as defined below). All insurers must have a triple A-rated claims paying ability (as assigned by either or both of Moody's and S&P) at the time of investment. Securities that are covered by either Primary or Secondary Market Insurance will carry a triple-A rating at the time of investment by the Fund. However, securities that are not covered by either Primary or Secondary Market Insurance at the time of investment (or that are not "escrow secured" or "defeased") must be covered by Portfolio Insurance immediately after their acquisition. The Funds' Adviser anticipates that such securities, at the time of investment, generally will be rated investment grade. However, all securities in each Insured Fund's portfolio, after application of insurance, will be rated Aaa by Moody's and/or AAA by S&P at the time of investment. Pending the investment or reinvestment of its assets in longer-term Tax Exempt Obligations, each Insured Fund may invest up to 35% of its net assets in short-term tax exempt instruments, without obtaining insurance, provided such instruments carry an A-l+ or






16 VOYAGEUR FUNDS (PROSPECTUS)

SP-l+ short-term rating or AAA or Aaa long-term rating by S&P or Moody's, and may invest up to 10% of its net assets in securities of tax exempt money market mutual funds. The "insured securities" in each Insured Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of such insurance is to minimize credit risks to such Funds and their shareholders associated with defaults in Tax Exempt Obligations owned by such Funds. Such insurance does not insure against market risk and therefore does not guarantee the market value of the securities in an Insured Fund's investment portfolio or the value of any Insured Funds' shares.

         Certain insurance companies will issue policies guaranteeing the timely payment of principal of, and interest on, particular Tax Exempt Obligations or on a portfolio of Tax Exempt Obligations. Insurance may be purchased by the issuer of a Tax Exempt Obligation or by a third party at the time of issuance of the Tax Exempt Obligation ("Primary Insurance") or by the Fund or a third party subsequent to the original issuance of a Tax Exempt Obligation ("Secondary Market Insurance"). In each case, a single premium is paid to the insurer by the party purchasing the insurance when the insurance is obtained. Primary Insurance and Secondary Market Insurance policies are non-cancelable and remain in effect for so long as the insured Tax Exempt Obligation is outstanding and the insurer is in business.


         The Insured Funds may also purchase insurance covering certain Tax Exempt Obligations which the Insured Funds intend to purchase for their portfolios or which the Insured Funds already own ("Portfolio Insurance"). Portfolio Insurance policies guarantee the timely payment of principal of, and interest on, covered Tax Exempt Obligations only while they are owned by the Insured Funds. Such policies are non-cancelable and remain in effect until the Fund terminates, provided the Fund pays the applicable insurance premiums and the insurer remains in business. Tax Exempt Obligations in the Insured Funds' portfolios covered by a Portfolio Insurance policy will not be covered by such policy after they are sold by a Fund unless the Fund elects to obtain some form of Secondary Market Insurance for them at the time of sale. The Insured Funds would obtain such Secondary Market Insurance only if, in the Adviser's view, it would be economically advantageous for the Funds to do so. Further information about insurance (including its limitations) is set forth in the Statement of Additional Information.


All Funds

The foregoing policies as to credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Funds are not required to dispose of securities in the event that Moody's or S&P downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that the Adviser has determined to have a quality lower than such minimum rating. With respect to the Insured Funds, up to 35% of each such Fund's total assets may consist of securities that have been downgraded to AA or Aa subsequent to initial investment in such securities by an Insured Fund.


         Each Fund may invest without limitation in short term Tax Exempt Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which





17 VOYAGEUR FUNDS (PROSPECTUS)
have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. Each Fund also may hold its assets in cash and in securities of tax exempt money market mutual funds.

Tax Exempt Obligations

As used in this Prospectus, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax and from the personal income tax, if any, of the state specified in the Fund's name. The term "Tax Exempt Obligations" also includes Derivative Tax Exempt Obligations as defined below. In certain instances the interest on Tax Exempt Obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See "Distributions to Shareholders and Taxes--Taxes."


         Tax Exempt Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         Within these principal classifications of Tax Exempt Obligations, there is a variety of types of municipal securities. Certain Tax Exempt Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Tax Exempt Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.


         Tax Exempt Obligations also include state or municipal leases and participation interests therein. The Funds may invest in these types of obligation without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Boards of Directors or Trustees. Under these guidelines, the Adviser will consider factors including, but not limited to (a) whether the lease can be cancelled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and






18 VOYAGEUR FUNDS (PROSPECTUS)

(e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Tax Exempt Obligations" in the Statement of Additional Information.

         Each Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax Exempt Obligations. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer.

         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non taxable entity, it would be subject to state (and with respect to New York Fund, potentially New York City) income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to such Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, each Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

         The principal and interest payments on the Tax-Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax-Exempt Obligations. The Funds may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Tax-Exempt Obligations or an index of short-term Tax-Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax-Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax-Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

         Investments in Derivative Tax Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of each Fund's total assets. For a discussion of certain risks involved in investments in Derivative Tax Exempt Obligations, see "Risks and Special Investment Considerations--General."





19 VOYAGEUR FUNDS (PROSPECTUS)

Miscellaneous Investment Practices
Forward Commitments

New issues of Tax Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds and maintains, until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on each Fund's total assets which may be invested in forward commitments. Tax Exempt Obligations purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax Exempt Obligations purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.


Repurchase Agreements
Each Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. Each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

         A repurchase agreement involves the purchase by a Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

Reverse Repurchase Agreements

Certain Funds (Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited
Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund and New York Tax Free Fund) may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of the Fund's total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the






20 VOYAGEUR FUNDS (PROSPECTUS)
investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Funds do not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Funds believe the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Adviser believes that the limited use of leverage may facilitate the Funds' ability to provide current income without adversely affecting the Funds' ability to preserve capital.


Options and Futures
Each Fund may utilize put and call transactions, and certain Funds (see "Futures Contracts and Options on Futures Contracts" below) may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

Options on Securities
Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.





21 VOYAGEUR FUNDS (PROSPECTUS)

         If a put option written by a Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.


         Over-the-counter options are purchased or written by a Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for a Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when a Fund's Adviser believes it would be advantageous to do so. Over the counter options are subject to each Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.

         Participation in the options market involves investment risks and transaction costs to which the Funds would not be subject absent the use of this strategy. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

Futures Contracts and Options on Futures Contracts
Certain Funds (Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund and New York Tax Free Fund) may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon the Adviser's experience with respect to such instruments and usually depends upon the Adviser's ability to forecast interest rate movements correctly. Should






22 VOYAGEUR FUNDS (PROSPECTUS)
interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.


         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on a Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.


Concentration Policy

As a fundamental policy, no Fund will invest 25% or more of its total assets in the securities of any industry, although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. Each Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Funds from time to time will invest 25% or more of their total assets in a particular segment of the municipal bond market such as in housing, health care, and/or utility obligations. In addition, Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund and Idaho Tax Free Fund and New York Tax-Free Fund may invest in transportation, education and/or industrial obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

         Each Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.


R i s k s  a n d  S p e c i a l  I n v e s t m e n t
C o n s i d e r a t i o n s
General
The yields on Tax Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Tax Exempt Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Tax Exempt Obligations of longer maturity





23 VOYAGEUR FUNDS (PROSPECTUS)
produce higher current yields than Tax Exempt Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Tax Exempt Obligations held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


         In normal circumstances, each Fund (except for the Insured Funds) may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (but not rated lower than B by S&P or Moody's) or in unrated Tax Exempt Obligations considered by the Fund's investment adviser to be of comparable quality to such securities. Investment in such lower grade Tax Exempt Obligations involves special risks as compared with investment in higher grade Tax Exempt Obligations. The market for lower grade Tax Exempt Obligations is considered to be less liquid than the market for investment grade Tax Exempt Obligations, which may adversely affect the ability of a Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in the Adviser's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower grade Tax Exempt Obligations may make the Adviser's valuation of such securities more difficult, and the Adviser's judgment may play a greater role in the valuation of the Fund's lower grade Tax Exempt Obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of any Fund investing in such obligations.

         Lower grade Tax Exempt Obligations generally involve greater credit risk than higher grade Tax Exempt Obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower grade Tax Exempt Obligations frequently choose not to seek a rating of such securities, a Fund will rely more heavily on its Adviser's ability to determine the relative investment quality of such securities than if such Fund invested exclusively in higher grade Tax Exempt Obligations. A Fund may, if deemed appropriate by its Adviser, retain a security whose rating has been downgraded below B by S&P or Moody's, or whose rating has been withdrawn. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that have been determined by its Adviser to be of a quality lower than such minimum rating. Additional information concerning the risks associated with instruments in lower grade Tax Exempt Obligations is included in the Fund's Statement of Additional Information.


         The principal and interest payments on the Derivative Tax Exempt Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax Exempt Obligations. The Funds may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Tax Exempt Obligations or an index of short term Tax Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest





24 VOYAGEUR FUNDS (PROSPECTUS)
rates of the specified Tax Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

State Considerations

The value of Tax Exempt Obligations owned by the Funds may be adversely affected by local political and economic conditions and developments within a particular state. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Tax Exempt Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A summary description of certain factors affecting and statistics describing issuers of Tax Exempt Obligations of each applicable state is set forth below. Such information has been taken from publicly available offering documents relating to the relevant state or issuers located in such state. No Fund or its Adviser has independently verified this information and no Fund or its Adviser makes any representation regarding such information. See "Special Factors Affecting the Funds" in the Statement of Additional Information.


         Arizona's primary economic sectors include services, trade, tourism and manufacturing. Arizona maintained a general fund surplus of $399.9 million (on general fund revenues of approximately $4.663 billion) for its 1996 fiscal year. Currently there are no general obligation ratings for the state. California's primary economic sectors are agriculture, services, trade and manufacturing. In 1994, Orange County, California filed a voluntary petition under the bankruptcy code. Moody's and Standard & Poor's suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the pooled investment fund. California projects a general fund surplus of $648 million for its 1996-97 fiscal year (on estimated revenues of approximately $48.4 billion). Currently, California's general obligation bonds are rated A1 by Moody's, A by S&P and "A+" by Fitch Investors Service, Inc. ("Fitch"). Colorado's economy is based primarily on services. Colorado maintained a generally balanced budget for its 1996 fiscal year (on general fund revenues of approximately $4.269 billion). Currently there are no general obligation ratings for Colorado. Florida's economy is based primarily on the services sector and tourism in particular. Florida projected unencumbered reserves of $610.1 million for its 1996-1997 fiscal year (on estimated revenues of approximately $15.567 billion). Currently, Florida's general obligation bonds are rated Aa by Moody's and AA by S&P. Idaho's primary economic sectors are services, agriculture, manufacturing and mining. Idaho maintained a fiscal year 1996 general fund surplus of approximately $11.7 million (on revenues of approximately $1.351 billion). Currently there are no general obligation ratings for Idaho. Iowa's primary economic sectors are services, manufacturing and agriculture. Iowa maintained an unreserved fund balance of approximately $201.6 million (on revenues of approximately $4.405 billion) for its fiscal year 1996. Currently there are no general obligation ratings for Iowa. Kansas' economy is based primarily on agriculture, manufacturing, and services. Kansas projected a positive general fund balance for its 1997 fiscal year (on estimated general fund revenues of approximately $3.527 billion). Currently there are no general obligation ratings for Kansas. Minnesota's economy is based primarily on agriculture, manufacturing and services. Minnesota projects a balanced general fund at the end of its 1997 biennium of $502.4 million (based on estimated General Fund revenues of $19.1 billion). Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AA+ by S&P and AAA by Fitch. Missouri's primary economic sectors are services, manufacturing and agriculture. Missouri had a general fund surplus of $335.4 million





25 VOYAGEUR FUNDS (PROSPECTUS)
for its 1996 fiscal year (on revenues of approximately $5.442 billion). Currently Missouri's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. New Mexico's economy is based primarily on agriculture but also has tourism, services and mining sectors. New Mexico projected a $144 million general fund surplus for its 1996 fiscal year (on estimated revenues of approximately $2.757 billion). Currently New Mexico's general obligation bonds are rated Aa1 by Moody's and AA+ by S&P. New York's economy is based primarily on services and tourism. New York projects a general fund balance of $358 million for its 1997 fiscal year, and a projected surplus of $1.3 billion for its 1996-97 General Fund Financial Plan (based on total estimated revenues of $32.966 billion). The City's 1996-99 Financial Plan successfully implemented a $3.1 billion gap-closing program for the 1996 fiscal year. Currently, New York's general obligation bonds are rated A by Moody's and A- by S&P. The City's general obligation bonds are rated Baa1 by Moody's and A- by S&P. North Dakota's economy is based primarily on agriculture and services. North Dakota projects a positive fund balance for its 1997 biennium of $63 million (on revenues of approximately $1.37 billion). Currently North Dakota's general obligation bonds are rated Aa by Moody's and AA- by S&P. Oregon's economy is based primarily on forestry, agriculture, manufacturing and tourism sectors. Oregon expects to maintain a general fund surplus of approximately $536.3 million for its 1997 biennium (on estimated revenue of approximately $7.399 billion). Currently Oregon's general obligation bonds are rated Aa by Moody's and AA by S&P. Utah's economy is based primarily on services, agriculture and mining sectors. Utah maintained a general and Uniform School fund surplus of approximately $9.1 million for its 1996 fiscal year (on estimated revenues of approximately $2.67 billion). Currently Utah's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. Washington's economy is based primarily on manufacturing and service sectors as well as agriculture and timber production. Washington projected a positive general fund surplus for its 1995-1997 biennium (on estimated revenues of approximately $18.3 billion). Currently Washington's general obligation bonds are rated Aa by Moody's and AA by S&P. Wisconsin's economy is based primarily on agriculture, services and manufacturing. Wisconsin maintained a general fund balance of $442 million for its 1996 fiscal year (on estimated revenues of approximately $20.686 billion). Currently Wisconsin's general obligation bonds are rated Aa by Moody's and AA by S&P.

I n v e s t m e n t  R e s t r i c t i o n s

Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that no Fund may borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (10% for Colorado Tax Free Fund) (certain Funds may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). Also, certain Funds may not, as a matter of fundamental policy invest more than 15% of their net assets in illiquid securities and pledge, hypothecate, mortgage or otherwise encumber their assets in excess of 10% of net assets. See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information. Each Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without the shareholder approval. These include restrictions providing that no Fund may (a) invest more than 5% of its total assets in securities of any single investment company or (b) invest more than 10% of its total assets in securities of two or more investment companies. To the extent that a Fund invests in the securities of other open- end investment companies, the Adviser will take appropriate action to avoid subjecting such Fund's shareholders to duplicate management and other fees and expenses.






26 VOYAGEUR FUNDS (PROSPECTUS)

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

H o w  t o  P u r c h a s e  S h a r e s

Alternative Purchase Arrangements
The Funds offer investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of the Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Underwriter from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of a Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time), to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

General Purchase Information
The minimum initial investment in each Fund is $1,000, and the minimum additional investment is $100. Each Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

         When orders are placed for shares of a Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.


         Shares of the Funds may be purchased by opening an account either by mail, by phone or wire.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

Automatic Investment Plan

Investors may make systematic investments in fixed amounts automatically on a monthly basis through each Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-523-1918.


Purchases by Mail

To open an account by mail, an investment application must be completed, signed and sent with a check payable to the specific applicable Fund and Class selected to:



27 YOYAGEUR FUNDS (PROSPECTUS)

                             Through May 11, 1997:
                                    NW 9369
                                 P.O. Box 1450
                           Minneapolis, MN 55485-9369

                            Beginning May 12, 1997:
                                 Delaware Group
                               1818 Market Street
                             Philadelphia, PA 19103

Purchases by Telephone
To open an account by telephone, call 1-800-523-4640 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                             Through May 11, 1997:
                          Norwest Bank Minnesota, N.A.
                                 ABA#091000019
                  For Credit of: (insert applicable Fund name)
                         Checking Account No.: 872-458
                    Account Number: (assigned by telephone)

                            Beginning May 12, 1997:
                                CORESTATES, N.A.
                 For Credit for: (insert applicable Fund name)
                                ABA# #031000011
                           Account Number #1412893401

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the Investment Application and mail it to the Fund after making the initial telephone purchase.


Class A Shares--Front End Sales Charge Alternative
The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

The current sales charges are:
Group 1* Funds

---------------------------------------------------------------------------------------------
                                          Sales Charge     Sales Charge    Dealer Discount
                                            as % of           as % of          as % of
Amount of Purchase                       Net Asset Value   Offering Price   Offering Price(1)
---------------------------------------------------------------------------------------------
Less than $50,000                             3.90%             3.75%            3.25%
$50,000 but less than $100,000                3.63              3.50             3.00

$100,000 but less than $250,000               2.83              2.75             2.50






28 VOYAGEUR FUNDS (PROSPECTUS)

$250,000 but less than $500,000               2.04              2.00             1.75
$500,000 but less than $1,000,000             1.78              1.75             1.75
$1,000,000 or more                             NAV(3)            NAV(3)          1.00(2)
----------------------------------------------------------------------------------------

Group 2** Funds


-----------------------------------------------------------------------------------------
                                                         Sales Charge
                                          Sales Charge      as % of    Dealer Discount
                                            as % of         Offering       as % of
Amount of Purchase                       Net Asset Value     Price      Offering Price(1)
-----------------------------------------------------------------------------------------
Less than $50,000                              2.83%           2.75%          2.25%
$50,000 but less than $100,000                2.56            2.50           2.00
$100,000 but less than $250,000               1.78            1.75           1.50

$250,000 but less than $500,000               1.01            1.00           0.75
$500,000 but less than $1,000,000             0.76            0.75           0.75
$1,000,000 or more                            NAV3            NAV3           0.502
-----------------------------------------------------------------------------------------

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of up to 1% (.50% for Group 2 Funds) of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.

3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "How to Sell
       Shares--Contingent Deferred Sales Charge."


* Group 1 Funds: Arizona Tax Free, Arizona Insured Tax Free, California Tax Free, California Insured Tax Free, Colorado Tax Free, Colorado Insured Tax Florida Tax Free, Florida Insured Tax Free, Free, Idaho Tax Free, Iowa Tax Free, Kansas Tax Free, Minnesota Tax Free, Minnesota Insured, Missouri Insured Tax Free, New Mexico Tax Free, New York Tax-Free Fund, North Dakota Tax Free, Oregon Insured Tax Free, Washington Insured Tax Free, Wisconsin Tax Free and Utah Tax Free.

** Group 2 Funds: Arizona Limited Term Tax Free, California Limited Term Tax Free, Colorado Limited Term Tax Free, Florida Limited Term Tax Free and Minnesota Limited Term Tax Free.


       In connection with the distribution of the Funds' Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

Special Purchase Plans--Reduced Sales Charges
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Funds for details about the Funds' Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

Rule 12b-1 Fees





29 VOYAGEUR FUNDS (PROSPECTUS)

Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of
 .25% of the average daily net assets of a Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

Contingent Deferred Sales Charge
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers out of its own assets, a fee of up to 1% (.50% for Group 2 Funds) of the offering price of such shares. If these shares are redeemed within two years after purchase (one year for Group 2 Funds), the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."


Waiver of Sales Charges

        Purchases of Class A shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of Voyageur or Delaware, any of their affiliates, any of the Voyageur or other Delaware Group funds, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

       Purchases of Class A shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Voyageur or other Delaware Group funds. Officers, directors and key employees of institutional clients of Voyageur or any of its affiliates may purchase Class A shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Underwriter providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs.

       A Fund must be notified in advance that an investment qualifies for purchase at net asset value.


Class B Shares--Contingent Deferred Sales Charge Alternative
The public offering price of Class B shares of each Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

CDSC as a % of Amount Redeemed*

----------------------------------------------------------------------------------------
                Groups 1 Funds                                  Group 2 Funds
CDSC Period                       CDSC           CDSC Period                     CDSC
----------------------------------------------------------------------------------------




30 VOYAGEUR FUNDS (PROSPECTUS)

1st year after purchase            5%            1st year after purchase          4%
2nd year after purchase            4             2nd year after purchase          3
3rd year after purchase            4             3rd year after purchase          3
4th year after purchase            3             4th year after purchase          2
5th year after purchase            2             5th year after purchase          1
6th year after purchase            1             Thereafter                       0
Thereafter                         0
----------------------------------------------------------------------------------------

* The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Funds in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Funds to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge at the time the shares are sold, the Underwriter pays to brokers who sell Class B Shares a sales commission equal to 4% (3% for Group 2) of the amount invested to broker-dealers who sell Class B shares and pays an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

Rule 12b-1 Fees
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" above and "Management--Plan of Distribution" below.

Conversion Feature

On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund (or effective May 12, 1997 from another fund in the Delaware Group) will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" below. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.


Class C Shares--Level Load Alternative
The public offering price of Class C shares of each Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% (0.50% for Group 2 Funds) will be imposed if shares are redeemed within one year of purchase. For additional information see "How to Sell Shares-- Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Rule 12b-1 Fees
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends





31 VOYAGEUR FUNDS (PROSPECTUS)
than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Funds in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Funds to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C Shares a sales commission equal to 1% of the amount invested and an ongoing annual fee of .90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

H o w  t o  S e l l  S h a r e s

Each Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Each Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for such Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         Each Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by a Fund.

Contingent Deferred Sales Charge
The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth.


         The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (b) redemptions of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Beginning May 12, 1997, Class A, Class B and Class C shares of funds in the Delaware Group and the corresponding classes of the Funds





32 VOYAGEUR FUNDS (PROSPECTUS)
may be exchanged for each other. The same rules concerning treatment of CDSCs will apply to permissible exchanges. Fund shares are exchangeable for shares of any Voyageur money market funds. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Effective July 1, 1997, Class B and Class C shares of the Funds may not be exchanged into shares of the Voyageur money market funds. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.


Expedited Redemptions
Each Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, each Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. Each Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Funds' expedited redemption procedures.

Expedited Telephone Redemption

Shareholders redeeming at least $1,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 800-523-1918. The applicable section of the Investment Application must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the Investment Application. Shareholders should notify their Funds in writing if they do not wish to have such service available to their accounts.

         Neither the Fund nor its shareholder services and transfer agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the shareholder services and transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written conformation will be provided for all purchase and redemption transactions initiated by telephone. These procedures also apply to written and telephone exchange requests. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


Expedited Redemptions Through Certain Broker Dealers
Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of a Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

Good Order
"Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied





33 VOYAGEUR FUNDS (PROSPECTUS)
by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Funds' transfer agent may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Funds' transfer agent to subject the Funds to an unusual degree of risk.

Monthly Cash Withdrawal Plan

An investor who owns or buys shares of any Fund valued at $5,000 or more at the current offering price may open a Withdrawal Plan and have monthly withdrawals of $25 or more paid to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.


R e i n s t a t e m e n t  P r i v i l e g e


An investor in a Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to such Fund may reinvest the proceeds of such redemption in Class A shares of any Voyageur Fund or Delaware Group fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.


         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of a Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of such Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

E x c h a n g e  P r i v i l e g e


Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of the Voyageur money market funds. Effective July 1, 1997, however, only Class A shares may be exchanged into such money market funds.

         Beginning May 12, 1997, Class A, Class B and Class C shares of the Funds may be exchanged into the corresponding classes of shares of the retail funds in the Delaware Group that have such classes. In addition, each of the three money market funds in the Delaware Group has class A shares and a consultant class. The consultant class of each of these funds is subject to a Rule 12b-1 Plan; however, only the consultant class of Delaware Cash Reserve currently assesses a fee under its 12b-1 Plan. The Class A






34 VOYAGEUR FUNDS (PROSPECTUS)
shares of the Funds may be exchanged into either class A shares or the consultant class of these three funds.

         The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Funds reserve the right to prohibit excessive exchanges (more than four per quarter). The Funds also reserve the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the fund in which the investor owns shares, through the Fund's transfer agent or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Fund to be acquired and should read such prospectus carefully. Contact any of the Funds, the Funds' transfer agent or any of such other broker-dealers for further information about the exchange privilege.


M a n a g e m e n t



The Boards of Directors, or Trustees, as the case may be, of the Funds are responsible for managing the business and affairs of the Funds. The names, addresses, principal occupations and other affiliations of Directors or Trustees and executive officers of the Funds are set forth in the Statement of Additional Information.

Investment Adviser; Portfolio Management
         Prior to May 1, 1997, Voyageur had been retained under an investment advisory contract to act as each Fund's investment adviser, subject to the authority of the Board of Directors or Trustees, as appropriate for each Fund. Voyageur is an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly-owned subsidiary of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds which currently includes 16 open-end funds and 2 closed-end funds (comprising 48 separate investment portfolios). DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

         Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Funds' previous investment advisory agreements with Voyageur were "assigned," as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Boards of Directors and Trustees of the Funds unanimously approved new investment advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective investment advisory agreements with either Voyageur or Delaware to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

         Beginning May 1, 1997, Delaware, an indirect, wholly-owned subsidiary of LNC, was retained as investment manager of Arizona Limited Term Tax Free Fund, California Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Colorado






35 VOYAGEUR FUNDS (PROSPECTUS)

Limited Term Tax Free Fund, the Florida Funds, and New York Tax Free Fund. Voyageur was retained as investment manager for the other Funds.

         Each Fund pays its respective investment manager a monthly investment advisory and management fee equivalent on an annual basis to .50% of its average daily net assets except each Limited Term Tax Free Fund pays .40% of its average daily net assets.

         Andrew M. McCullagh, Jr. has had, since inception, day-to-day portfolio management responsibility for the Arizona Insured Tax Free and Arizona Tax Free Funds, California Insured Tax Free and California Tax Free Funds, Colorado Tax Fee Fund, as well as the New Mexico Fund, North Dakota Fund and Utah Fund. Mr. McCullagh was a Director of Voyageur and the Voyageur Fund Distributors, Inc. from 1993 through 1995 and has been Senior Tax Exempt Portfolio Manager for Voyageur since January 1990. He is President of Colorado Tax Free Fund and is an Executive Vice President of each of the other Voyageur Funds. Mr. McCullagh currently has over 23 years experience in municipal bond trading, underwriting and portfolio management.

         Elizabeth H. Howell has had, since 1991, day-to-day portfolio management responsibility for the Minnesota Funds, as well as, since inception, the Idaho, Kansas, Missouri, Oregon and Washington Funds. In addition, on May 1, 1997, Ms. Howell resumed day-to-day portfolio management responsibility for the Iowa and Wisconsin Funds, which she managed from their inception to July 1995. Ms. Howell is a Vice President and Senior Tax Exempt Portfolio Manager for Voyageur, where she has been employed since 1991 and is a Vice President of each of the Voyageur Funds. Ms. Howell has over ten years experience as a securities analyst and portfolio manager.

         Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of Florida Tax Free Fund, Florida Insured Tax Free Fund, Florida Limited Term Tax Free Fund and New York Tax Free Fund assumed primary responsibility for making day-to-day investment decisions for these Funds on May 1, 1997. Mr. McCullagh assists Mr. Coyne and Mr. Conery with the management of the Florida Funds. Mr. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Prior to joining joined the Delaware Group's fixed-income department in 1990, Mr. Coyne was as a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined Delaware Group in January 1997. He holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation. Mr. Coyne and Mr. Conery are also Vice Presidents/Senior Portfolio Managers for Delaware Group Tax-Free Fund, Inc. and DMC Tax-Free Income Trust - Pennsylvania.

         In making investment decisions for the Florida Funds, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware Group's fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of the Funds and each of the other funds in the Delaware Group. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981-1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Manager Corporation where he served as Executive Vice President and Director of Fixed Income.

Plan of Distribution
Each Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Delaware Distributors, L.P. (the "Underwriter"). Pursuant to each Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to






36 VOYAGEUR FUNDS (PROSPECTUS)

Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter. Please see the "Fees and Expenses" table at the beginning of this Prospectus for information with respect to fee waivers, if any.

         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of each Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

Custodian; Dividend Disbursing, Transfer, Administrative and Account Services Agent

Norwest Bank Minnesota, N.A. serves as the custodian of each Fund's portfolio securities and cash.


         Delaware Service Company, Inc. ("DSC") acts as each Fund's dividend disbursing, transfer, administrative and fund accounting agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Funds.

         Certain institutions may act as sub-transfer agents for one or more of the Funds pursuant to contracts with DSC, whereby the institutions will provide shareholder services to their customers. DSC will pay such sub-administrators' fees out of its own assets. The fee paid by DSC to any sub-administrator will be a matter of negotiation between the institution and DSC based on the extent and quality of the services provided.

Expenses of the Funds
In connection with the merger transaction described above, Voyageur and Delaware have agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees and, with respect to the Insured Funds, premiums with respect to Portfolio Insurance or Secondary Market Insurance) of each Fund which exceed 1% of such Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. This agreement replaces a similar provision in the Funds' investment advisory contracts with the Funds' predecessor investment adviser.
In addition, Voyageur, Delaware and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Funds' expenses.






37 VOYAGEUR FUNDS (PROSPECTUS)

         Each Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of such Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

Portfolio Transactions

No Fund will effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with a Fund's investment adviser unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of such Fund. It is not anticipated that any Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to such Fund's advantage. The Fund's investment adviser may consider sales of shares of the funds in the Delaware Group as a factor in the selection of broker-dealers to execute the Funds' securities transactions.


D e t e r m i n a t i o n  o f  N e t  A s s e t  V a l u e


The net asset value of Fund shares is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (ordinarily 4 p.m. Eastern time) each business day the Exchange is open for trading.

         For each Fund, the net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of each Fund, tax exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Boards of Directors or Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by the Adviser in accordance with procedures adopted by the Boards of Directors or Trustees.


D i s t r i b u t i o n s  t o  S h a r e h o l d e r s  a n d  T a x e s

DISTRIBUTIONS
The present policy of each Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of a Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long term capital gains, if any, are





38 VOYAGEUR FUNDS (PROSPECTUS)
distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

         Shareholders receive distributions from investment income and capital gains in additional shares of the Fund and class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. Each Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

Taxes
Federal Income Taxation
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund qualified during its last taxable year and each Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.

         Distributions of net interest income from tax exempt obligations that are designated by a Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in a Fund.


         Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Each Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal and state AMT, except that Minnesota Insured Fund may invest without limitation in such securities and Minnesota Tax Free Fund may not invest in obligations which generate interest subject to federal and state AMT.


         The following is a summary of certain information regarding state taxation. See "Taxes" in the Statement of Additional Information.

Arizona State Taxation
The portion of exempt-interest dividends that is derived from interest income on Arizona Tax Exempt Obligations is excluded from the Arizona taxable income of individuals, estates, trusts, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Arizona law.

California State Taxation
Individual shareholders of the California Funds who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federally tax exempt dividends which a Fund clearly identifies as directly attributable to interest earned on California state or municipal obligations, and dividends which a Fund clearly identifies as directly attributable to interest earned on obligations of the United States, the interest on which is exempt from California personal income tax pursuant to federal law, provided that at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from California personal income taxation pursuant to federal or California law. Distributions





39 VOYAGEUR FUNDS (PROSPECTUS)
to individual shareholders derived from interest on state or municipal obligations issued by governmental authorities in states other than California, short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Each Fund's long term capital gains for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the change or redemption.

Colorado State Taxation
To the extent that dividends are derived from interest income on Colorado Tax Exempt Obligations, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law.

Florida State Taxation
Florida does not currently impose a tax on the income of individuals, and individual shareholders of the Florida Funds will thus not be subject to income tax in Florida on distributions from the Florida Funds or upon the sale of shares held in such Funds. Florida does, however, impose a tax on intangible personal property held by individuals as of the first day of each calendar year. Under a rule promulgated by the Florida Department of Revenue, shares in the Florida Funds will not be subject to the intangible property tax so long as, on the last business day of each calendar year, all of the assets of each Fund consist of obligations of the U. S. government and its agencies, instrumentalities and territories, and the State of Florida and its political subdivisions and agencies. If any Florida Fund holds any other types of assets on that date, then the entire value of the shares in such Fund (except for the portion of the value of the shares attributable to U. S. government obligations) will be subject to the intangible property tax. Each Florida Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in converting the portfolio's assets to such exempt assets would likely reduce the Florida Funds' investment return and might, in extraordinary circumstances, exceed any increased investment return such Funds had achieved by investing in non-exempt assets during the year. Corporate shareholders in the Florida Funds may be subject to the Florida income tax imposed on corporations, depending upon the domicile of the corporation and upon the extent to which income received from such Fund constitutes "nonbusiness income" as defined by applicable Florida law.

Idaho State Taxation
The Idaho Fund has received a ruling from the Idaho Department of Revenue that provides that dividends paid by the Idaho Fund that are attributable to (a) interest earned on bonds issued by the State of Idaho, its cities and political subdivisions, and (b) interest earned on obligations of the U.S. government or its territories and possessions will not be included in the income of Fund shareholders subject to either the Idaho personal income tax or the Idaho corporate franchise tax. All other dividends paid by the Idaho Fund will be subject to the Idaho personal or corporate income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Idaho income tax purposes. Idaho taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

Iowa State Taxation
The Iowa Fund has received a ruling from the Iowa Department of Revenue and Finance dated May 21, 1993 to the effect that dividends paid by the Iowa Fund that are attributable to (a) interest earned on bonds issued by the State of Iowa, its political





40 VOYAGEUR FUNDS (PROSPECTUS)
subdivisions, agencies and instrumentalities, the interest on which is exempt from taxation by Iowa statute, and (b) interest earned on obligations of the U.S. government or its territories and possessions will not be included in the income of the Fund shareholders subject to either the Iowa personal or the Iowa corporate income tax, except in the case of shareholders that are financial institutions subject to the tax imposed by Iowa Code Section 422.60. All other dividends paid by the Iowa Fund will be subject to the Iowa personal or corporate income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Iowa income tax purposes.

Kansas State Taxation
Individuals, trusts, estates and corporations will not be subject to Kansas income tax on the portion of dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on specified obligations of Kansas and its political subdivisions issued before January 1, 1988. The Fund intends to invest only in Kansas obligations the interest on which is excludable from Kansas taxable income. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Kansas taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses. Dividends received by shareholders will be exempt from the tax on intangibles imposed by certain counties, cities and townships.

Minnesota State Taxation
Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Tax Exempt Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the respective Fund. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt interest dividends subject to the federal alternative minimum tax will also be subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts.

         The 1995 Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Minnesota Limited Term Tax Free Fund, the Minnesota Insured Fund, and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Funds cannot predict the likelihood that interest on the





41 VOYAGEUR FUNDS (PROSPECTUS)

Minnesota Tax Exempt Obligations held by the Funds would become taxable under this Minnesota statutory provision.

Missouri State Taxation
The portion of exempt interest dividends that is derived from interest on Missouri Tax Exempt Obligations is excluded from the taxable income of individuals, trusts, and estates and of corporations subject to the Missouri corporate income tax. All remaining dividends (except dividends attributable to interest on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Missouri taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

New York State and City Taxation
The portion of exempt-interest dividends that is derived from interest income on New York Tax-Exempt Obligations is excluded from the New York State and New York City gross income of individuals, estates and trusts; the remaining portion of such dividends, and dividends that are not tax-exempt interest dividends, are included in the New York State and New York City gross income of individuals, estates, and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.

New Mexico State Taxation
The portion of exempt interest dividends that is derived from interest on New Mexico Tax Exempt Obligations is excluded from the taxable income of individuals, trusts, and estates, and of corporations subject to the New Mexico corporate income tax. The Fund will provide shareholders with an annual statement identifying income paid to shareholders by source. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. New Mexico taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

North Dakota State Taxation
North Dakota taxable income is based generally on federal taxable income. The portion of exempt interest dividends that is derived from interest income on North Dakota Tax Exempt Obligations is excluded from the North Dakota taxable income of individuals, estates, trusts and corporations. Exempt interest dividends are not excluded from the North Dakota taxable income of banks. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under North Dakota law.

Oregon State Taxation
The portion of exempt interest dividends that is derived from interest on Oregon Tax Exempt Obligations is excluded from the taxable income of individuals, trusts and estates. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts and estates. Furthermore, all dividends, including exempt interest dividends, will be includable in the taxable income of corporations subject to the Oregon corporation excise tax. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Oregon taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.





42 VOYAGEUR FUNDS (PROSPECTUS)

Utah State Taxation
All exempt interest dividends, whether derived from interest on Utah Tax Exempt Obligations or the Tax Exempt Obligations of any other state, are excluded from the taxable income of individuals, trusts, and estates. Any remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, and estates. Furthermore, all dividends, including exempt interest dividends, will be includable in the taxable income of corporations subject to the Utah corporate franchise tax. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Utah taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

Washington State Taxation
Washington does not currently impose an income tax on individuals or corporations. Therefore, dividends paid to shareholders will not be subject to tax in Washington.

Wisconsin State Taxation
The Wisconsin Fund has received a ruling from the Wisconsin Department of Revenue dated July 7, 1993 to the effect that dividends paid by the Wisconsin Fund that are attributable to (a) interest earned on certain higher education bonds issued by the State of Wisconsin, certain bonds issued by the Wisconsin Housing and Economic Development authority, Wisconsin Housing Finance Authority bonds, and public housing authority bonds and redevelopment authority bonds issued by Wisconsin municipalities, the interest on which is exempt from taxation by Wisconsin statute, and (b) interest earned on obligations of the U.
S. government or its territories and possessions will not be included in the income of the Fund shareholders subject to the Wisconsin personal income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Wisconsin income tax purposes.

         The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See "Taxes" in the Statement of Additional Information. Distributions from the Funds, including exempt-interest dividends, may be subject to tax in other states. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

I n v e s t m e n t  P e r f o r m a n c e

Advertisements and other sales literature for the Funds may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Funds. When a Fund advertises any performance information, it also will advertise its average annual total return as required by the rules of the Securities and Exchange Commission and will include performance data for Class A, Class B and Class C shares. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The advertised yield of each Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last





43 VOYAGEUR FUNDS (PROSPECTUS)
day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.

         Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax exempt.

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.


         Each Fund may also present total return information that does not reflect the deduction of the maximum sales charges. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum sales charges.


         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. and Morningstar.


         For Fund performance information and daily net asset value quotations, investors may call 800-523-4640. For additional information regarding the calculation of a Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.


G e n e r a l  I n f o r m a t i o n

Each Fund sends to its shareholders six-month unaudited and annual audited financial statements.


         The shares of the Funds constitute separate series of the parent entities listed below. Certain of these parent entities are organized as Minnesota corporations, and the shares of the series thereof are transferable common stock, $.01 par value per share, of such corporations. Other parent entities are organized as business trusts under the laws of the Commonwealth of Massachusetts, and the shares of the series thereof represent transferable common shares of beneficial interest. All shares of each corporation and of each trust are non assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of each corporation and trust is empowered to issue other series of common stock or common shares of beneficial interest without shareholder approval. Set forth below is a listing of the parent entities and constituent series, form of organization and date of organization of the parent.

                             Parent                                               Form of Organization          Date Organized
                             ------                                               --------------------          --------------
                             Voyageur Tax Free Funds, Inc.                        Minnesota Corporation         November 10, 1983
                             Minnesota Tax Free
                             North Dakota Tax Free





44 VOYAGEUR FUNDS (PROSPECTUS)

                             Parent                                               Form of Organization          Date Organized
                             ------                                               --------------------          --------------
                             Voyageur Intermediate Tax Free Funds, Inc.           Minnesota Corporation         January 21, 1985


                             Arizona Limited Term Tax Free
                             California Limited Term Tax Free
                             Colorado Limited Term Tax Free
                             Minnesota Limited Term Tax Free

                             Voyageur Insured Funds, Inc.                         Minnesota Corporation         January 6, 1987
                             Arizona Insured Tax Free
                             Colorado Insured Tax Free
                             Minnesota Insured

                             Voyageur Investment Trust                            Massachusetts Business Trust  September 16, 1991
                             California Insured Tax Free
                             Florida Insured Tax Free
                             Florida Tax Free
                             Kansas Tax Free
                             Missouri Insured Tax Free
                             New Mexico Tax Free
                             Oregon Insured Tax Free
                             Utah Tax Free
                             Washington Insured Tax Free

                             Voyageur Investment Trust II                         Massachusetts Business Trust  November 16, 1993
                             Florida Limited Term Tax Free

                             Voyageur Mutual Funds, Inc.                          Minnesota Corporation         April 14, 1993
                             Arizona Tax Free
                             California Tax Free





45 VOYAGEUR FUNDS (PROSPECTUS)

                             Parent                                               Form of Organization          Date Organized
                             ------                                               --------------------          --------------
                             Idaho Tax Free
                             Iowa Tax Free
                             Wisconsin Tax Free
                             New York Tax-Free

                             Voyageur Mutual Funds II, Inc.                       Minnesota Corporation         January 13, 1987
                             Colorado Tax Free

         The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the respective Funds and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of a Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

         Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board, and, in liquidation of a Fund, are entitled to receive the net assets, if any, of such Fund. The Funds do not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, all shares of a corporation or trust vote together as one series of such corporation or trust. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by a corporation or trust for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of such corporation or trust. Any general expenses of a corporation or trust not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. Each corporation's Articles of Incorporation and trust's Declaration of Trust limit the liability of the respective Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         In the opinion of the staff of the Securities and Exchange Commission, the use of this combined Prospectus may possibly subject all of the Funds to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Fund. In the opinion of the Funds' executive officers, however, the risk of such liability is not materially increased by the use of a combined Prospectus.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR DELAWARE DISTRIBUTORS L.P. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT





46 VOYAGEUR FUNDS (PROSPECTUS)

AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.





47 VOYAGEUR FUNDS (PROSPECTUS)